UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a party other than the Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Open Lending Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) below per Exchange Act Rules 14a-6(i)(1) and 0-11

April 10, 2025

Dear Stockholders of Open Lending:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Open Lending Corporation, a Delaware corporation (the “Company” or “Open Lending”), which will be held as a virtual meeting on May 21, 2025 at 10:00 a.m., Central Time. You may attend the meeting virtually via the Internet at www.proxydocs.com/LPRO, where you will be able to view the meeting live, vote electronically and submit questions. You will need the 12-digit control number, which is located on the Notice of Internet Availability that you received in the mail, on your proxy card or in the instructions accompanying your proxy materials, to attend the Annual Meeting. We have designed the format of the Annual Meeting to ensure that stockholders are afforded similar rights and opportunities to participate as they would at an in-person meeting.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

•	to elect two Class II directors for a three-year term;

•	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

•	to hold a nonbinding advisory vote on the compensation of our named executive officers; and

•	to transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

Under Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting to stockholders via the Internet. Accordingly, you can access the proxy materials and vote at www.proxydocs.com/LPRO. Instructions for accessing the proxy materials and voting are described below and in the Notice of Annual Meeting that you received in the mail.

Your vote is very important. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement and cast your vote, regardless of the number of shares you hold.

If you are a stockholder of record, you may vote over the Internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote online during the virtual meeting if you decide to attend the Annual Meeting. If your shares are held in street name (i.e., held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

We hope that you will join us on May 21, 2025. Your investment and continued interest in Open Lending are very much appreciated.

Sincerely,

Jessica Buss Chairman of the Board of Directors and Chief Executive Officer

Notice of 2025 Annual Meeting of Stockholders

Time:	10:00 a.m., Central Time

Date:	May 21, 2025

Place:	Online at www.proxydocs.com/LPRO

Purpose:

1.  To elect each of Adam H. Clammer and Blair J. Greenberg as a Class II member of the board of directors, to serve until the Company’s 2028 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

2.  To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.  To hold a nonbinding advisory vote to approve the compensation of our named executive officers; and

4.  To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

Record Date:	The board of directors has fixed the close of business on March 27, 2025 as the record date for determining stockholders entitled to notice of and to vote at the meeting. For information regarding how to access the names of registered stockholders entitled to vote at the Annual Meeting, please see the section titled “General Information.”

Meeting Admission:	All stockholders as of the record date, or their duly appointed proxies, may attend the virtual meeting. In order to be able to attend the meeting, you will need the 12-digit control number, which is located on your Notice, on your proxy card, or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxydocs.com/LPRO.

Voting by Proxy:	If you are a stockholder of record, please vote via the Internet or, for shares held in street name, please vote in accordance with the voting instruction form you receive from your broker or nominee as soon as possible so your shares can be voted at the meeting. You may submit your voting instruction form by mail. If you are a stockholder of record, you may also vote by telephone or by submitting a proxy card by mail. If your shares are held in street name, you will receive instructions from your broker or other nominee explaining how to vote your shares, and you may also have the choice of instructing the record holder as to the voting of your shares over the Internet or by telephone. Follow the instructions on the voting instruction form you received from your broker or nominee.

By order of the Board of Directors,

Matthew S. Stark
Chief Legal and Compliance Officer and Corporate Secretary

Austin, Texas

April 10, 2025

Important Notice Regarding the Internet Availability of Proxy Materials for the Company’s 2025 Annual Meeting of Stockholders to Be Held on May 21, 2025: The Notice of 2025 Annual Meeting of Stockholders, proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available at https://investors.openlending.com.

General Information

Why are you holding a virtual Annual Meeting?

Our Annual Meeting will be held solely in a virtual format, which will be conducted via a live webcast and online stockholder tools. We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual annual meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication.

When are the proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 10, 2025, we will begin mailing to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024. The Notice of Internet Availability also instructs you on how to submit your proxy or voting instructions through the Internet or to request a paper copy of our proxy materials, including a proxy card or voting instruction form that includes instructions on how to submit your proxy or voting instructions by mail or telephone. For shares held in street name (i.e., held for your account by a broker or other nominee), you will receive a voting instruction form from your broker or nominee. The Annual Report on Form 10-K is available on our website at https://investors.openlending.com.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we are providing access to our proxy materials over the Internet rather than printing and mailing the proxy materials. We believe electronic delivery will expedite the receipt of materials, will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, a Notice of Internet Availability will be mailed to holders of record and beneficial owners of our common stock starting on or around April 10, 2025. The Notice of Internet Availability will provide instructions as to how stockholders may access and review the proxy materials, including the Notice of Annual Meeting, proxy statement, proxy card, and Annual Report on Form 10-K, on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to stockholders by mail. The Notice of Internet Availability will also provide voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail, or electronically by e-mail, on an ongoing basis for future stockholder meetings. Please note that while our proxy materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

Who is soliciting my vote?

The board of directors of Open Lending Corporation (the “board of directors” or the “board”) is soliciting your vote for the 2025 Annual Meeting of Stockholders.

2025 Proxy Statement	1

General Information

Who is entitled to vote?

Holders of our common stock on the close of business on March 27, 2025 (the “Record Date”) may vote at the Annual Meeting. As of the Record Date, a total of 119,782,899 shares of common stock of the Company were outstanding and entitled to be voted at the meeting. Each share of common stock is entitled to one vote on each matter.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock live at the Annual Meeting unless you follow your broker, bank or other nominee’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Is a list of stockholders available?

The names of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders at least 10 days prior to our Annual Meeting at our principal executive offices located at 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746 during normal business hours, and at the Annual Meeting. The list will also be available to stockholders at www.proxydocs.com/LPRO during the Annual Meeting.

How do I vote?

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

•

By Internet. Access the website of the Company’s tabulator, www.proxydocs.com/LPRO, using the voter control number printed on the furnished proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. If you vote on the Internet, you may also request electronic delivery of future proxy materials.

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By Telephone. Call 1-866-870-6982 toll-free from the U.S., U.S. territories and Canada, and follow the instructions on the enclosed proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed.

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By Mail. Complete and mail a proxy card in the enclosed postage prepaid envelope to P.O. Box 8016, Cary, NC 27512-9903. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted FOR the director nominees named herein to the Company’s board of directors, FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers, and will be voted according to the discretion of the proxy holder upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction form.

2

General Information

•	By Internet at the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described at www.proxydocs.com/LPRO.

If your shares of common stock are held in street name (held for your account by a broker or other nominee):

•	By Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by Internet or telephone.

•	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares by mail.

How do I attend the Annual Meeting online?

We will be hosting our Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.proxydocs.com/LPRO. The webcast will start at 10:00 a.m. Central Time on May 21, 2025. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 12-digit control number, which is located on your Notice of Internet Availability, on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxydocs.com/LPRO.

Will there be a question-and-answer session?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer as many questions as time permits. Questions must comply with the Annual Meeting procedures and be pertinent to the Company, our stockholders, and the meeting matters.

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If you wish to submit a question in advance of the Annual Meeting: After receiving the Notice of Internet Availability, the proxy card or the instructions accompanying the proxy materials, stockholders may submit questions, in writing, by following the instructions on the Annual Meeting website. To submit a question in advance of the meeting, beneficial owners must register in advance of the meeting.

•

If you wish to ask a question during the Annual Meeting: Log in to the Annual Meeting website and enter the control number included on your Notice of Internet Availability, on your proxy card or in the instructions accompanying your proxy materials when prompted.

Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once.

Questions and answers to any pertinent questions not addressed during the meeting will be published following the meeting on our website at https://investors.openlending.com.

Will the Annual Meeting be available for replay?

A replay of the Annual Meeting will be made publicly available approximately 24 hours after the Annual Meeting at www.proxydocs.com/LPRO. The replay will be available for one year.

What matters am I voting on?

You will be voting on:

•	Proposal 1: the election of two Class II directors for a three-year term;

•	Proposal 2: the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

•	Proposal 3: nonbinding advisory vote to approve the compensation of our named executive officers; and

•	Any other business that may properly come before the meeting or any adjournment thereof.

2025 Proxy Statement	3

General Information

What are the Board of Directors’ recommendations on how to vote my shares?

The board of directors recommends a vote:

Proposal 1: FOR the election of the two Class II director nominees (page 21);

Proposal 2: FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm (page 22); and

Proposal 3: FOR the approval, on a nonbinding advisory basis, of the compensation of our named executive officers (page 24).

What vote is required to approve each item and how are votes counted?

Votes cast by proxy or online at the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes FOR, WITHHOLD or AGAINST, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Proposal 1—Election of two Class II director nominees

The election of directors requires a plurality of the votes properly cast. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, any shares not voted “For” a particular nominee (whether because of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as a director. Withheld votes and broker non-votes will have no effect on the outcome of this proposal.

Proposal 2—Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025, requires the affirmative vote of a majority of the votes properly cast to be approved. Abstentions will have no effect on the ratification, and we do not expect to have broker non-votes on this proposal.

Proposal 3—Nonbinding advisory vote approving the compensation of our named executive officers

The nonbinding advisory vote on the compensation of our named executive officers requires the affirmative vote of a majority of the votes properly cast. Abstentions and broker non-votes will have no effect on the vote.

Could other matters be decided at the Annual Meeting?

The Company does not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

4

General Information

Who pays the cost for soliciting proxies?

The Company will pay the cost for the solicitation of proxies by the board of directors. The solicitation of proxies will be made primarily by mail and through internet access to materials. Proxies may also be solicited personally, by telephone, fax or e-mail by employees of the Company without any remuneration to such individuals other than their regular compensation. The Company will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

How do I vote shares held in street name?

If your shares are registered directly in your name, you are a “stockholder of record” who may vote at the meeting. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting online during the Annual Meeting.

If your shares are held in an account at a bank or at a brokerage firm or other nominee holder, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the virtual annual meeting. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares and whether they permit Internet or telephone voting. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You will not be able to vote shares you hold in “street name” at the Annual Meeting; instead, you must instruct your bank, broker or other nominee in advance of the meeting.

Can I change my vote?

You may revoke your proxy at any time before it is voted by notifying the Chief Legal and Compliance Officer and Corporate Secretary in writing at Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746, by returning a signed proxy with a later date, by transmitting a subsequent vote over the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility. You may also attend the virtual meeting and vote during the meeting. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

How is a quorum reached?

The presence, in virtual attendance or represented by proxy, of holders of at least a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or brokers, bankers or other nominees who do not return a signed and dated proxy or attend the Annual Meeting virtually will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

What happens if the meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

2025 Proxy Statement	5

General Information

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K (“Form 8-K”) that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

What if I have technical difficulties or trouble accessing the Annual Meeting?

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the virtual stockholder meeting log-in page. Technical support will be available starting at 9:40 a.m. Central Time on May 21, 2025 and will remain available until the Annual Meeting has ended.

Who should I call if I have any additional questions?

If you hold your shares directly, please call the Chief Legal and Compliance Officer and Corporate Secretary of the Company at (512) 892-0400. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

6

Board of Directors and Corporate Governance

Board of Directors

Our board of directors currently consists of eight members. Each of our directors will continue to serve as a director until the election and qualification of his or her successor or until his or her earlier death, resignation or removal. The authorized number of directors may be changed by resolution of our board of directors. Vacancies on our board of directors can be filled by resolution of our board of directors.

Our board of directors is divided into three classes, each serving staggered, three-year terms:

•

our Class I directors are Thomas K. Hegge, a designee of Nebula Holdings, LLC (“Nebula”), Gene Yoon, a designee of Bregal Sagemount I, L.P., and Eric A. Feldstein, with terms expiring at the 2027 annual meeting of stockholders;

•

our Class II directors are Adam H. Clammer, a designee of Nebula, Blair J. Greenberg, a designee of Bregal Sagemount I, L.P., and Shubhi Rao, with terms expiring at the 2025 annual meeting of stockholders; and

•

our Class III directors are Jessica Buss, Chairman of the Board of Directors and Chief Executive Officer, and Charles D. Jehl, Open Lending’s Interim Chief Financial Officer, with terms expiring at the 2026 annual meeting of stockholders.

As a result of the staggered board, only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms.

Board Departures

John J. Flynn retired from our board of directors, effective as of January 16, 2025. Following Mr. Flynn’s retirement, our board of directors reduced its size from nine to eight members.

Shubhi Rao will not stand for re-election at the Annual Meeting but will continue to serve as a director until the expiration of her term at the Annual Meeting. We thank Ms. Rao for her service on the board. Our board will reduce its size from eight to seven members, effective immediately following the completion of Ms. Rao’s term at the Annual Meeting.

Director Biographies

The following table sets forth information concerning our directors as of April 10, 2025. The biographical description of each director includes the specific experience, qualifications, attributes and skills that the board of directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a director.

NAME	CLASS	AGE	POSITION	DIRECTOR SINCE	CURRENT TERM EXPIRES

Jessica Buss	III	54	Chairman of the Board of Directors and Chief Executive Officer	2020	2026

Adam H. Clammer	II	54	Director	2020	2025

Eric A. Feldstein	I	65	Director	2020	2027

Blair J. Greenberg	II	43	Director	2020	2025

Thomas K. Hegge	I	40	Director	2023	2027

Charles D. Jehl	III	56	Interim Chief Financial Officer and Director	2024	2026

Shubhi Rao	II	58	Director	2020	2025

Gene Yoon	I	50	Director	2020	2027

2025 Proxy Statement	7

Board of Directors and Corporate Governance

Nominees for Director

Adam H. Clammer Class II Director Age: 54 Director Since 2020 Board Committees: • Compensation • Nominating and Governance

Biographical Information

Adam H. Clammer has served as a member of our board of directors since June 2020. Mr. Clammer is a Founder and the Managing Partner of True Wind, an investment firm that focuses on technology and technology-enabled services businesses, and is responsible for all aspects of managing the firm. Prior to founding True Wind, Mr. Clammer was with Kohlberg Kravis Roberts & Co., which he joined in 1995. At KKR, Mr. Clammer founded and led the Global Technology Group from 2004 to 2013 and participated in investments across multiple industries. Mr. Clammer has served on the board of directors of AEP, Avago (Broadcom), GoDaddy, Jazz, Kodak, MedCath, NXP, as well as several private companies. Mr. Clammer currently serves as Chairman of the Board of LeadVenture, and is a director of VitalEdge Technologies, Inc. (formerly e-Emphasys Technologies) and Cellebrite (Nasdaq: CLBT). Prior to joining KKR, Mr. Clammer worked in the Mergers & Acquisitions group at Morgan Stanley in New York and Hong Kong. Mr. Clammer is also a Trustee of the San Francisco Museum of Modern Art. Mr. Clammer holds a Bachelor of Science degree in Business Administration from the University of California, Berkeley and a Master of Business Administration degree from Harvard Business School, where he was a Baker Scholar.

We believe Mr. Clammer is qualified to serve as a member of the board of directors because of his decades of experience investing in the technology sector and serving on numerous other public company boards.

Blair J. Greenberg Class II Director Age: 43 Director Since 2020 Board Committees: • Compensation (Chair)

Biographical Information

Blair J. Greenberg has served as a member of our board of directors since March 2016. Mr. Greenberg is also a partner at Bregal Sagemount (Bregal Sagemount Management, L.P.), a growth-focused private equity fund, and has been with the fund since January 2013. Prior to Bregal Sagemount, Mr. Greenberg worked at Technology Crossover Ventures (TCMI, Inc.) (“TCV”) from July 2006 to January 2013, where he focused on investing in technology and financial services companies. Prior to TCV, Mr. Greenberg worked for UBS Investment Bank (UBS Group AG) (“UBS”) in the Financial Institutions Group from July 2004 to June 2006. At UBS, Mr. Greenberg focused on mergers & acquisitions and capital raising transactions for financial technology, asset management, and specialty finance companies. Mr. Greenberg received a Bachelor of Science degree in Business Administration with a concentration in Finance from the Kelley School of Business at Indiana University Bloomington, and a Master of Business Administration degree with concentrations in Finance, Management & Strategy, and Marketing from the Kellogg School of Management at Northwestern University.

We believe that Mr. Greenberg is qualified to serve as a member of our board of directors based on his extensive experience in the technology and financial services industry.

8

Board of Directors and Corporate Governance

Continuing Directors

Jessica Buss Class III Director Age: 54 Director Since 2020

Biographical Information

Jessica Buss has served as the Chief Executive Officer of Open Lending since March 2025. Ms. Buss has served on our board of directors since August 2020 and has served as chairman of our board of directors since July 2023. Ms. Buss previously served as the chief executive officer of Argo Group International Holdings, Ltd, a subsidiary of Brookfield Wealth Solutions Ltd. (NYSE, TSX: BNT) from November 2023 until March 2025. She was previously the President, U.S. Insurance, of Argo Group prior to its acquisition by Brookfield from August 2022 until November 2023. Previously, Ms. Buss served as the president and chief executive officer of GuideOne Insurance Company from 2017 until her resignation in April 2022, and prior to that, she was senior vice president—Commercial and Specialty Lines at State Auto Insurance Companies. Ms. Buss held several other positions during her tenure at State Auto, including chief operating officer and chief financial officer of the company’s specialty subsidiary, and senior vice president of Specialty. Prior to joining State Auto, Ms. Buss was a member of a three-person team that raised the capital for the formation and start-up operations of Rockhill Holdings, a niche property and casualty business that was purchased by State Auto in 2009. She was also the chief financial officer for Citizens Property Insurance Corporation. In 2016, Ms. Buss was named one of Insurance Business’ Elite Women of the Year. Ms. Buss has a Bachelor’s degree in Accounting from the University of Wisconsin and a Master of Business Administration degree from the University of Florida.

We believe Ms. Buss is qualified to serve as a member of the board of directors because of her deep understanding of our business and strategy as well as her executive level leadership roles in the financial services sector.

Eric A. Feldstein Class I Director Age: 65 Director Since 2020 Board Committees: • Audit (Chair)

Biographical Information

Eric A. Feldstein has served on our board of directors since August 2020. Since October 2019, Mr. Feldstein has served as the Executive Vice President and Chief Financial Officer of New York Life Insurance Company, the third largest life insurance company and largest mutual life insurance company in the United States. At New York Life, Mr. Feldstein oversees the actuarial, finance, treasury, controller, and risk management teams. Prior to joining New York Life in 2019, Mr. Feldstein served as the Chief Financial Officer of Health Care Service Corporation from 2016 to 2019. From 2010 to 2016, he served as an Executive Vice President with American Express. Mr. Feldstein began his career in finance with General Motors where he held a variety of roles with increasing responsibility. He served as Treasurer from 1997 to 2002, and subsequently served as CEO of GMAC Financial Services from 2002 to 2008. Mr. Feldstein holds a Bachelor of Arts degree from Columbia University and a Master of Business Administration degree from Harvard Business School.

We believe Mr. Feldstein is qualified to serve as a member of the board of directors because of his extensive financial and risk management experience.

2025 Proxy Statement	9

Board of Directors and Corporate Governance

Thomas K. Hegge Class I Director Age: 40 Director Since 2023

Biographical Information

Thomas K. Hegge has served on our board of directors since July 2023. Mr. Hegge is a Director of Strategic Capital at True Wind Capital, an investment firm that focuses on technology and technology-enabled services businesses. Mr. Hegge joined True Wind Capital in 2021. Prior to joining True Wind Capital, Mr. Hegge was the Managing Member of Great Plains Partners, a venture capital firm focused on nascent technologies of commercial promise, from 2018 to 2021. From 2014 to 2018, Mr. Hegge was an investor at Berylson Capital Partners, where he led investments in public equities and oversaw the firm’s private growth equity investments. Prior to joining Berylson, Mr. Hegge was with Advent International from 2009 to 2012, where he executed leveraged buyout transactions in the technology and business services sectors. From 2007 to 2009, Mr. Hegge worked in the investment banking division of Credit Suisse. Mr. Hegge holds a Bachelor of Arts degree in Economics from Harvard College and a Master of Business Administration degree from Harvard Business School.

We believe Mr. Hegge is qualified to serve as a member of the board of directors because of his extensive investment and financial services experience.

Charles D. Jehl Class III Director Age: 56 Director Since 2024

Biographical Information

Charles D. Jehl has served as Interim Chief Financial Officer of Open Lending since September 2024. Mr. Jehl has also served on our board of directors since September 2024. Mr. Jehl served as Chief Executive Officer of Open Lending from September 2024 until March 2025, as Chief Operating Officer of Open Lending from March 2024 until September 2024, and as Chief Financial Officer of Open Lending from August 2020 until September 2024. Prior to that, Mr. Jehl served as a consultant to Open Lending since April 2020. Prior to his time with Open Lending, Mr. Jehl spent 14 years at Forestar Group Inc., a New York Stock Exchange-listed company, in a variety of executive leadership roles including Chief Financial Officer and Treasurer from 2015 through 2019 and Chief Accounting Officer from 2005 through 2013. Prior to Forestar, he held various leadership roles at Guaranty Insurance Services Inc. from 2000 through 2005, including Chief Operations Officer and Chief Financial Officer. Mr. Jehl holds a Bachelor of Arts degree in Accounting from Concordia University at Austin.

We believe Mr. Jehl is qualified to serve as a member of the board of directors because of his extensive leadership experience with Open Lending, in addition to his other public company and financial services experience.

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Board of Directors and Corporate Governance

Gene Yoon Class I Director Age: 50 Director Since 2020 Board Committees: • Nominating and Governance (Chair)

Biographical Information

Gene Yoon has served on our board of directors since March 2016. Mr. Yoon has been the Managing Partner of Bregal Sagemount, a growth-focused private equity fund, since 2012. Prior to founding Bregal Sagemount in 2012, he was the Head of Private Equity for the Americas Special Situations Group at Goldman Sachs from 2007 to 2012, where he focused on middle market growth equity investing. Before Goldman Sachs, Mr. Yoon served as a Partner at Great Hill Partners, a private equity firm specializing in the media, communications, technology, and business services sectors from 2001 to 2007. Earlier in his career, Mr. Yoon was Director of Corporate Development at Geocast Network Systems, Inc., a venture-backed technology infrastructure provider from 1999 to 2001. Mr. Yoon began his career at Donaldson, Lufkin & Jenrette in investment banking from 1997 to 1999. Mr. Yoon holds both a Bachelor’s degree in economics and a Master of Business Administration degree from The Wharton School at the University of Pennsylvania.

We believe that Mr. Yoon is qualified to serve as a member of our board of directors based on his investment and financial analysis expertise.

Independence of our Board of Directors

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our board of directors has determined that Messrs. Clammer, Feldstein, Greenberg, Hegge and Yoon and Ms. Rao meet independence standards under the applicable rules and regulations of the SEC and the listing standards of Nasdaq. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Person Transactions.”

Board Leadership Structure

Under our corporate governance guidelines, the board of directors does not require the separation of the offices of the chairman of the board of directors (the “Chairman”) and the Chief Executive Officer of the Company. These guidelines provide that the board of directors shall be free to choose its Chairman in any way that it deems best for the Company at any given point in time. Jessica Buss currently serves as the Chairman of our board of directors and as Chief Executive Officer of the Company. The Company does not have a lead independent director. The board of directors believes that this is an appropriate, effective and efficient leadership structure, and has determined that combining the Chief Executive Officer and Chairman roles is optimal at this time, as it provides for clear accountability and leadership responsibility and facilitates effective decision-making and a cohesive corporate strategy. The board of directors periodically reviews its leadership structure, taking into account the goals and objectives of the business and the long-term interests of the Company’s stockholders, and may make changes to the leadership structure in the future.

The duties of the Chairman include the following:

•	Preside over and manage the meetings of our board of directors;

•	In consultation with the other directors, schedule, approve and set the agenda for meetings of our board of directors and chair and lead the discussion at such meetings;

•	Speak on behalf of the board of directors when appropriate and necessary in direct communications with stockholders;

•	Serve as the board liaison to senior management;

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•	Advise on strategic aspects of the business, including the Company’s long-term strategy;

•	Chair the Annual Meeting of Stockholders;

•	Provide guidance and oversight to management;

•	Consult in the preparation of agendas for board and committee meetings; and

•	Perform such other functions and responsibilities as requested by the board of directors from time to time.

Board Skills Matrix

Our board of directors is committed to ensuring that it has a relevant diversity of skills, background, and experience that we believe is integral to a well-functioning board. The following table summarizes those self-reported skills for each current director under several criteria we have identified as most relevant to our current business strategy:

SKILLS AND EXPERIENCE	MS. BUSS	MR. CLAMMER	MR. FELDSTEIN	MR. GREENBERG	MR. HEGGE	MR. JEHL	MS. RAO	MR. YOON

Executive Leadership	✓	✓	✓	✓	✓	✓	✓

Finance/Accounting	✓	✓	✓	✓	✓	✓	✓	✓

Operations	✓					✓

Business Development/M&A	✓	✓	✓	✓	✓	✓		✓

Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓

Sales/Marketing

Legal/Government Relations	✓

Risk Management	✓	✓	✓	✓	✓	✓	✓	✓

Human Capital/Human Resources							✓	✓

Corporate Governance	✓	✓			✓	✓	✓	✓

SaaS/Technology		✓		✓	✓	✓	✓	✓

Insurance	✓		✓	✓	✓	✓	✓	✓

Automotive Industry Experience			✓			✓	✓

Consumer Finance/Lending			✓	✓		✓	✓	✓

Regulatory & Compliance	✓						✓

Credit Unions							✓

Banking/Financial Institutions			✓	✓			✓

Audit Committee Financial Expert	✓		✓	✓	✓		✓

Public Company Board Experience	✓	✓				✓	✓	✓

Board Meetings and Attendance

Our board of directors held six meetings during the fiscal year ended December 31, 2024. Each of the directors attended at least 75% of the meetings of the board of directors and the committees of the board of directors on which he or she served during the fiscal year ended December 31, 2024 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee). The Company encourages its directors to attend the Annual Meeting of Stockholders. All eight of the directors then serving on our board of directors attended the Company’s 2024 annual meeting.

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Board of Directors and Corporate Governance

Board Committees

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the committees reports to the board of directors as it deems appropriate and as the board of directors may request. The composition, duties and responsibilities of these committees are set forth below. In the future, our board of directors may establish other committees, as it deems appropriate, to assist it with its responsibilities. For so long as Nebula has a right to nominate a director to our board of directors, each of our compensation committee and the nominating and corporate governance committee shall include one of the directors nominated by Nebula.

The table below highlights the membership of each committee along with the number of meetings held during 2024:

NAME	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE

Jessica Buss

Adam H. Clammer		X	X

Eric A. Feldstein	Chair

John J. Flynn

Blair J. Greenberg		Chair

Thomas K. Hegge	X

Charles D. Jehl

Shubhi Rao	X

Gene Yoon			Chair

Total Meetings Held in 2024	4	4	6

Audit Committee

Eric A. Feldstein, Thomas Hegge, and Shubhi Rao serve as members of the audit committee, with Mr. Feldstein serving as the chair. Shubhi Rao will not be standing for re-election at the Annual Meeting. Blair J. Greenberg will serve on the audit committee following the Annual Meeting. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Each member of the audit committee is independent as defined under applicable SEC and Nasdaq rules. All of the members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. In addition, each of the members of our audit committee qualifies as an “audit committee financial expert,” as such term is defined in Item 407 of Regulation-S-K.

The audit committee provides assistance to our board of directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The audit committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management. Our board of directors has adopted a written charter for the audit committee, which is available on our website.

Compensation Committee

Adam H. Clammer and Blair J. Greenberg serve on the Company’s compensation committee, with Mr. Greenberg serving as the chair. Each member of our compensation committee is independent, as defined under the Nasdaq listing rules, and satisfies Nasdaq’s additional independence standards for compensation committee members. Each member of our compensation committee is a non-employee director (within the meaning of Rule 16b-3 under the Exchange Act).

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The compensation committee determines our general compensation policies and the compensation provided to our officers. The compensation committee also makes recommendations to our board of directors regarding director compensation. In addition, the compensation committee reviews and determines share-based compensation for our directors, officers, employees and consultants and administers our equity incentive plans. Our compensation committee also oversees our corporate compensation programs. Our board of directors has adopted a written charter for the compensation committee, which is available on our website.

Nominating and Corporate Governance Committee

Adam H. Clammer and Gene Yoon serve on the Company’s nominating and corporate governance committee, with Mr. Yoon serving as the chair. Each member of our nominating and corporate governance committee is independent as defined under the Nasdaq listing rules.

The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of the board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board of directors concerning corporate governance matters. Our board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on our website.

Identifying and Evaluating Director Nominees

The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, our nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, our nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors.

The nominating and corporate governance committee has a policy regarding the consideration of director candidates recommended by stockholders and will consider director candidates recommended by a stockholder in the same manner as all other candidates recommended by other sources. A stockholder may recommend a candidate at any time of the year by writing to the Chief Legal and Compliance Officer and Corporate Secretary at Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746.

The board of directors approves minimum qualifications and other criteria for board membership from time to time and has approved the following minimum qualifications to be satisfied by any nominee for a position on the board: high standards of personal and professional ethics and integrity, proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, skills that are complementary to those of the existing board, the ability to assist and support management and make significant contributions to the Company’s success, and an understanding of the fiduciary responsibilities that is required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

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Board of Directors and Corporate Governance

Additionally, the board of directors considers all facts and circumstances that it deems appropriate or advisable in considering director candidates, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of business experience, whether the nominee would help achieve a mix that represents a wide range of skills and experiences, his or her independence and the needs of the board of directors.

Communication with the Directors of Open Lending

Any interested party with concerns about our Company may report such concerns to the board of directors or the Chairman of our board of directors or nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Open Lending Corporation

1501 S. MoPac Expressway

Suite 450

Austin, Texas 78746

Attn: Chief Legal and Compliance Officer and Corporate Secretary

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, supplier, or other interested party.

A copy of any such written communication may also be forwarded to the Company’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with the Company’s legal counsel, with independent advisors, with non-management directors, or with the Company’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.

Role of Our Board of Directors in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process, including our enterprise risk management program. While the Company’s senior management team is responsible for the Company’s day-to-day risk management, our board of directors is responsible for ensuring that the risk management processes implemented by management are functioning as intended. Our board of directors is also responsible for monitoring and assessing strategic risk exposure.

While the full board of directors has overall responsibility for risk oversight, the board of directors has delegated oversight responsibility related to certain risks to the audit committee, the compensation committee, and the nominating and corporate governance committee.

•

Audit Committee. Our audit committee is responsible for considering and discussing our major financial, regulatory and compliance risk exposures and the steps our management has taken to monitor and control these exposures. Our audit committee is also responsible for reviewing with management the process by which risk assessment and management is undertaken, monitoring compliance with legal and regulatory requirements, and reviewing the adequacy and effectiveness of our internal controls over financial reporting.

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•

Compensation Committee. Our compensation committee assesses and monitors potential material risks related to our compensation policies and programs. Our compensation committee also oversees practices, policies and strategies related to human capital management, including recruiting, retention and talent development.

•

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is responsible for periodically evaluating our Company’s corporate governance policies and systems in light of the governance risks that our Company faces, and the adequacy of our Company’s policies and procedures designed to address such risks.

The Company’s senior management team regularly reports to and advises our board of directors and its committees of key risks and the status of ongoing efforts to address these risks, through our enterprise risk management program and otherwise.

Role of Our Board of Directors in Oversight of Strategy

One of the primary responsibilities of our board of directors is the oversight of management’s establishment and execution of the Company’s long-term corporate strategy, including evaluating key market opportunities, consumer and market trends, competitive developments and the associated risks. Our board of directors oversees strategy and associated risk through constructive engagement with senior management. The diverse mix of skills, experiences and backgrounds our directors possess helps facilitate strong oversight of the Company’s long-term corporate strategy. Our board of directors regularly reviews with management the Company’s long-term corporate strategy and key commercial and strategic initiatives and risks and provides input to senior management.

Corporate Responsibility

At Open Lending, our mission is to change lives by making transportation more affordable. We achieve this by facilitating automotive consumer loan creation and maintenance for underserved near-prime and non-prime borrowers through the use of our lending enablement and risk analytics solutions. We believe our corporate purpose integrates corporate responsibility, which is reinforced by how we run our business with an emphasis on integrity, quality, respect, teamwork, perseverance, and accountability. By doing so, we promote operational excellence and the long-term interests of the Company and our stakeholders, including our stockholders.

Financial Access

Our flagship proprietary Lenders Protection Program (“LPP”) is a cloud-based automotive lending platform that facilitates automotive financing opportunities for underserved borrowers. LPP enables lenders to expand their lending guidelines to offer loans to borrowers with lower credit scores and supports the full transaction lifecycle, from the initial application process to advanced data analytics. Our LPP risk models use a proprietary score in assessing and pricing risk on automotive loan applications and combines credit bureau data and Fair Credit Reporting Act (“FCRA”) compliant alternative consumer data to assess risk more effectively and to determine the appropriate insurance premium for any given loan application. We seek to provide outstanding products and unsurpassed service to our customers and the consumers they serve in an effort to make the automotive loan space more competitive, which may result in more attractive loan terms that benefit the consumer.

Business Ethics and Compliance

We are committed to high standards of integrity and ethics in the way we conduct our business. Our board of directors has adopted a code of ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our code of ethics is available on our website. We intend to disclose future amendments to certain provisions of our code of ethics, or waivers of certain provisions as they relate to our directors and executive officers, at the same location on our website.

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Board of Directors and Corporate Governance

Data Privacy and Security

Our business necessitates the collection and storage of consumers’ personally identifiable information (“PII”). As such, cybersecurity and data privacy are a top concern for us. As a preventative measure, we implemented certain policies and procedures that guide our day-to-day operations:

•	Data Classification Guidelines

•	Data Retention and Archival Policy

•	Incident Response Plan

•	Cyber Security Incident Response Handling Guide

•	Employee Security Policy

•	Encryption Policy

•	Server and Workstation Hardening Policy

•	Monitoring and Intrusion Detection Policy

•	Patch Management Policy

In addition to internal audits, we conduct bi-annual penetration tests against our application through various third parties throughout the year to maintain our SOC II compliance. We also perform an annual evaluation of our alignment with the U.S. Commerce Department’s National Institute of Standards and Technology framework. Our employees are a key element of our cybersecurity and data privacy defenses. We administer mandatory and regular awareness programs for employees on cybersecurity. We require all new employees to complete security awareness training upon hire, and existing employees must complete security awareness training annually thereafter. We also conduct internal incident response tests, phishing campaigns, and other security-enhancing exercises throughout the year. Our PII Statement succinctly summarizes the measures we have put in place to mitigate the risk of PII exposure.

Human Capital Management

Our mission-driven culture is supported by our focus on employee input and well-being. We believe collaboration and acting with respect is essential to reaching our goals, promoting a team-based approach, and building strong relationships with our customers, partners, communities, and one another. We support the growth and development of our employees through continual learning and career development opportunities. We offer internally developed training programs, customized corporate training engagements, educational reimbursement programs, and ongoing performance and development conversations. We recognize and reward our employees for their contributions, including granting equity to the majority of our employees, which gives them the opportunity to participate in our success. We promote the health and wellness of our employees by encouraging work-life balance, offering flexible work schedules, parental leave and an on-site gym, keeping the employee portion of health care premiums to a minimum, and sponsoring various wellness programs. In addition, each of our employees is expected to adhere to our Code of Business Conduct and Ethics and has avenues to report inappropriate behavior.

In 2024, our CEO led quarterly townhall meetings that all our employees were able to join to stay informed of key business activities and to participate in a Q&A session with senior management. In addition, in 2023 we conducted our first employee engagement survey, which helped us collect insights that have assisted us in understanding what we do well as well as areas of potential improvement.

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Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past. None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees.

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Director Compensation

On May 1, 2024, our board of directors amended and restated the Non-Employee Director Compensation Policy (as so amended and restated, the “Director Compensation Policy”). Our board of directors, upon the recommendation of the compensation committee in consultation with an independent outside consultant, Korn Ferry, adopted several changes to the Director Compensation Policy, including the following:

•	Increase the value of the annual restricted stock unit award by $50,000 to $150,000; and

•	Remove the annual cash retainers and restricted stock unit awards for service on the innovation and development committee.

The compensation committee recommended these changes following a review of the equity compensation policies of the Company’s peers and the dissolution of the innovation and development committee. Our board of directors believes that the Director Compensation Policy will allow it to attract and retain high-quality director candidates while ensuring that the interests of the board of directors and the Company’s stockholders are aligned.

The Director Compensation Policy is designed to enable the Company to attract and retain, on a long-term basis, high-caliber directors who are not employees or officers of the Company or its subsidiaries (“Outside Directors”). Members of the board of directors who are employed by or otherwise affiliated with any private equity firm or company that is an investor in the Company (“Investor Directors”), including the directors designated by Bregal Sagemount I, L.P. and Nebula, are not eligible to receive any cash retainers or other form of compensation in connection with their service on the board. Jessica Buss is no longer eligible to receive compensation pursuant to the Director Compensation Policy while she serves as Chief Executive Officer of the Company.

Annual Cash Retainers

Under the Director Compensation Policy, Outside Directors (other than directors who serve on the board pursuant to the terms of an investor rights agreement, or Investor Directors) are eligible to receive cash retainers (which are pro-rated based on the number of actual days served by the director on the board of directors or applicable committee during such calendar quarter or year) as set forth below:

Annual Retainer for Board Membership
Annual service on the board of directors	$50,000
Additional Annual Retainer for the Chairman	$50,000
Additional Annual Retainers for Committee Chairs
Audit Committee Chair	$20,000
Compensation Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$10,000
Additional Annual Retainers for Committee Members
Audit Committee	$10,000
Compensation Committee	$7,500
Nominating and Corporate Governance Committee	$5,000

Chairman retainers, committee chair retainers, and committee member retainers are in addition to retainers for board membership.

Initial Grants of Restricted Stock Units

In addition, the Director Compensation Policy provides for an initial, one-time restricted stock unit award (“Initial Award”), with a grant date value of $50,000 to each new Outside Director (other than an Investor Director) upon his or her election to the board, which will vest in full on the first anniversary of the date of grant. All vesting will cease if the director resigns from the board or otherwise ceases to serve as a director of the Company and the Initial Award will

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Director Compensation

be forfeited. If a new Outside Director joins the board on a date other than the date of the Annual Meeting of Stockholders of the Company, then such Outside Director may be granted a pro-rata portion of the Initial Award based on the time between such Outside Director’s appointment and the next Annual Meeting (provided, that for any Outside Director who served on the board during the calendar year the Director Compensation Policy is adopted, no such proration will apply to the Initial Award). Grants will be made as soon as administratively practicable following such Outside Director’s appointment to the board.

Annual Grants of Restricted Stock Units

Following the Annual Meeting, each continuing Outside Director (other than an Investor Director), other than a director receiving an Initial Award, will receive an annual restricted stock unit award (“Annual Award”) with a grant date value of approximately $150,000. In addition, the Chairman will receive an additional annual award with a value of approximately $100,000.

Each of these awards will vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next Annual Meeting. All vesting will cease if the director resigns from the board or otherwise ceases to serve as a director of the Company, unless the board determines that the circumstances warrant continuation of vesting. All outstanding equity awards held by an Outside Director will become fully vested and nonforfeitable upon a “sale event” (as defined in the Company’s 2020 Incentive Stock Option and Incentive Plan (the “2020 Plan”)).

We reimburse for all reasonable out-of-pocket expenses incurred by non-employee members of our board of directors for their attendance at meetings of the board or any committee thereof.

The following table presents the total compensation for each person who served as a non-employee member of our board of directors during the year ended December 31, 2024.

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)(2)(3)	TOTAL ($)
Jessica Buss	$190,000	$250,000	$440,000
Adam H. Clammer	—	—	—
Eric A. Feldstein	$70,000	$149,995	$219,995
John J. Flynn	$57,500	$149,995	$203,745
Blair J. Greenberg	—	—	—
Thomas K. Hegge	—	—	—
Charles D. Jehl	—	—	—
Shubhi Rao	$67,376	$149,995	$217,371
Gene Yoon	—	—	—

(1)

Amounts reported represent the aggregate grant date fair value of the restricted stock units granted during the year ended December 31, 2024 under our 2020 Plan as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 2 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2024. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the directors.

(2)

Notwithstanding the respective restricted stock unit vesting schedules, all the restricted stock units are subject to full accelerated vesting upon a “sale event” (as defined in our Director Compensation Policy).

(3)

As of December 31, 2024, Ms. Buss held 39,093 restricted stock units, and each of our other Outside Directors other than Investor Directors held 23,455 restricted stock units. These restricted stock units will vest on the earlier of (a) the first anniversary of the grant date and (b) the Annual Meeting, subject to the director’s continued service through such date.

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Proposal 1: Election of Two Class II Director Nominees

Our board of directors is divided into three classes, with one class standing for election each year. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. Adam H. Clammer, Blair J. Greenberg, and Shubhi Rao are the directors whose terms expire at the Annual Meeting. Each of Adam H. Clammer and Blair J. Greenberg has been nominated for and has agreed to stand for re-election as a Class II director of the Company until the 2028 annual meeting and until his successor is duly elected and qualified. Shubhi Rao will not stand for re-election at the Annual Meeting but will continue to serve as a director until the expiration of her term at the Annual Meeting. Our articles of incorporation provide that the size of our board of directors will be determined from time to time by resolution of our board of directors. Following the Annual Meeting, the board of directors will consist of seven members.

It is intended that, unless you give contrary instructions, shares represented by proxies solicited by the board of directors will be voted for the election of the director nominees listed below. Your proxy cannot be voted for a greater number of persons than the number of director nominees named in this proxy statement.

Information relating to the director nominee and each continuing director, including his or her period of service as a director of the Company, principal occupation and other biographical material is described in the section titled “Board of Directors and Corporate Governance.”

Voting Requirement to Approve Proposal

For Proposal 1, the two nominees receiving the plurality of votes properly cast will be elected as directors.

The board of directors unanimously recommends that you vote FOR each director nominee for Class II director: Adam H. Clammer and Blair J. Greenberg (Proposal 1 on your proxy card).

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Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP, independent registered public accounting firm, has been selected by the audit committee as auditors for the Company for the fiscal year ending December 31, 2025. Ernst & Young LLP has served as the independent registered public accounting firm for the Company since 2020. A representative of Ernst & Young LLP is expected to virtually attend the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

The Company’s organizational documents do not require that the stockholders ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. The Company requests such ratification as a matter of good corporate practice. The selection of Ernst & Young LLP as our independent registered public accounting firm will be ratified if the votes cast FOR exceed the votes cast AGAINST the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter. Abstentions will have no effect on the ratification, and we do not expect to have broker non-votes on this proposal. If the stockholders do not ratify the selection, the audit committee will reconsider whether to retain Ernst & Young LLP, but still may retain the firm. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees

The following is a summary and description of fees incurred by the Company for the fiscal years ended December 31, 2024 and 2023.

FEE CATEGORY	YEAR ENDED DECEMBER 31, 2024	YEAR ENDED DECEMBER 31, 2023
Audit Fees(1)	$2,264,000	$1,400,000
Audit-Related Fees	—	—
Tax Fees(2)	$176,663	$406,551
All Other Fees	—	—

Total	$2,440,663	$1,806,051

(1)	“Audit Fees” consist of fees for the audit of our annual consolidated financial statements.
(2)	“Tax Fees” consist of fees billed for professional services rendered for federal and general state income tax compliance and routine on-call advisory services tax advice.

Pre-Approval Policies and Procedures

The Company’s audit committee has adopted procedures requiring the pre-approval of all non-audit services performed by the Company’s independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is to be reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the audit committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. The audit committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.

22

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The standard applied by the audit committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid for such services and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

Voting Requirement to Approve Proposal

For Proposal 2, the affirmative vote of a majority of the votes properly cast is required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The board of directors unanimously recommends that you vote FOR the ratification of the selection of Ernst & Young LLP as the company’s independent registered public accounting firm (Proposal 2 on your proxy card).

2025 Proxy Statement	23

Proposal 3: Advisory Vote Approving the Compensation of our Named Executive Officers

In accordance with SEC rules, we are seeking an advisory vote from our stockholders to approve, on a nonbinding basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. While the results of the vote are nonbinding and advisory in nature, our board of directors intends to consider carefully the results of this vote. We currently hold the say-on-pay vote annually and expect that the next say-on-pay vote will occur at the 2026 annual meeting of stockholders.

The board of directors is presenting this proposal, which gives stockholders the opportunity to endorse or not endorse our executive compensation program, on a non-binding advisory basis, by voting on the following resolution:

“RESOLVED, that the compensation paid to Open Lending’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative discussion, is hereby APPROVED.”

As described in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation programs and underlying principles, as developed and administered by the compensation committee, are designed to compensate our executives on the basis of the success of their efforts, through a combination of base salary and variable incentive compensation dependent on the Company’s performance as well as the performance of each individual. Compensation levels should reflect competitive market practice and also be internally aligned. Our incentive programs are structured so that payments are not earned if minimum performance thresholds are not achieved, and above-market compensation is earned only if warranted by exceptional Company and individual performance.

In considering your vote, you may wish to review with care the information on our compensation policies and decisions regarding our named executive officers presented in the Compensation Discussion and Analysis starting on page 27.

Voting Requirement to Approve Proposal

For Proposal 3, the affirmative vote of a majority of the votes properly cast is required to approve the advisory vote on the compensation of our named executive officers.

However, because this is an advisory vote and therefore not binding on our board of directors or the Company, the vote on this proposal will not affect any compensation already paid or awarded to any named executive officer and will not overrule any decisions made by our board of directors or the compensation committee. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our board of directors. Even so, our board of directors and the compensation committee highly value our stockholders’ opinions and will consider the results of this advisory vote when making future executive compensation decisions.

The board of directors unanimously recommends that you vote “FOR” the approval of the compensation of our named executive officers (Proposal 3 on your proxy card).

24

Audit Committee Report

Report of the Audit Committee of the Board of Directors

This report is submitted by the audit committee of the board of directors of the Company. The audit committee currently consists of the three directors whose names appear below. None of the members of the audit committee is an officer or employee of the Company, and the board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and the applicable Nasdaq rules. In addition, each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has designated each of Mr. Feldstein, Mr. Hegge, and Ms. Rao as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee operates under a written charter adopted by the board of directors.

The audit committee’s general role is to assist the board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The audit committee has reviewed the Company’s financial statements for the fiscal year ended December 31, 2024 and met with management, as well as with representatives of Ernst & Young LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The audit committee also discussed with members of Ernst & Young LLP the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) and SEC standards.

In addition, the audit committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and discussed with members of Ernst & Young LLP its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the audit committee recommended to the board that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024 be included in its Annual Report on Form 10-K for the year ended December 31, 2024.

The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

Respectfully submitted by the
Audit Committee,

Eric A. Feldstein, Chair Thomas K. Hegge Shubhi Rao

2025 Proxy Statement	25

Executive Officers

The following table sets forth information regarding our executive officers, as of April 10, 2025:

NAME	AGE	POSITION
Jessica Buss(1)	54	Chief Executive Officer
Charles D. Jehl(2)	56	Interim Chief Financial Officer
Michelle Glasl	54	Chief Operating Officer
Sarah Lackey	42	Chief Technology Officer
Matthew R. Roe	42	Chief Revenue Officer
Matthew S. Stark	52	Chief Legal and Compliance Officer and Corporate Secretary

(1)	Ms. Buss is also a director of the Company, and her biographical information appears on page 9.
(2)	Mr. Jehl is also a director of the Company, and his biographical information appears on page 10.

Executive Officers

Michele Glasl has served as the Chief Operating Officer since March 2025. Prior to her appointment as Chief Operating Officer, Ms. Glasl served as the Head of Operations of Argo Group International Holdings, Ltd. a subsidiary of Brookfield Wealth Solutions Ltd. (NYSE, TSX: BNT), from November 2023 to March 2025. From September 2022 to November 2023, Ms. Glasl served as SVP of Strategy and Business Development at Argo Group. Prior to that, she served as Chief Information Officer at GuideOne Insurance from June 2017 to June 2022. She previously served as Vice President of Technology at State Auto from February 2009 to June 2017. Ms. Glasl has a Bachelor of Science degree from the University of Wisconsin—Milwaukee.

Sarah Lackey has served as the Chief Technology Officer since August 2020. Prior to her appointment as Chief Technology Officer, Ms. Lackey served as the Company’s Senior Vice President of IT Operations from November 2019 to August 2020, and in various other roles in the Company’s technology department from 2016. Prior to Open Lending, Ms. Lackey served as Vice President and co-owner of SJB Industries DBA Bates Painting. Previously, she spent over 10 years at Hewlett-Packard in software engineering. She holds a Bachelor’s degree in Computer Science from Texas A&M University.

Matthew R. Roe has served as the Chief Revenue Officer of Open Lending since October 2019. Mr. Roe has been with Open Lending since 2007 and has worked in a variety of roles across the marketing, implementation, operations, finance and IT systems divisions, including as Marketing Manager from September 2010 to April 2016, National Accounts Manager from January 2013 to December 2016, Regional Vice President of Sales from April 2016 to October 2017 and Senior Vice President from October 2017 to October 2019. Mr. Roe has more than ten years of experience working with the Open Lending’s marketing, account management, sales and product teams. Mr. Roe holds a Bachelor of Arts degree from Texas State University.

Matthew S. Stark has served as the Chief Legal and Compliance Officer and Corporate Secretary of Open Lending since November 2023. Prior to that, Mr. Stark served as General Counsel and Corporate Secretary of Open Lending since January 2021. Prior to his appointment, Mr. Stark served as General Counsel and Senior Vice President of Forestar Group Inc., a NYSE-listed company, from October 2015 to January 2021. Prior to that, Mr. Stark served as the Assistant General Counsel of David Weekley Homes from November 2013 to October 2015 and as the Senior Regional Counsel of KB Home, a publicly traded national homebuilder, from March 2006 to November 2013. Mr. Stark holds a Bachelor of Arts degree in History from the University of Utah and a J.D. from the University of Texas School of Law.

26

Executive Compensation

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis (CD&A) describes our executive compensation philosophy and the material components of the executive compensation program offered to our named executive officers (“NEOs”) for 2024.

Our named executive officers for 2024 are the following persons:

•	Charles D. Jehl, our Interim Chief Financial Officer and former Chief Executive Officer;

•	Sarah Lackey, our Chief Technology Officer;

•	Matthew R. Roe, our Chief Revenue Officer;

•	Matthew S. Stark, our Chief Legal and Compliance Officer and Corporate Secretary; and

•	Keith A. Jezek, our former Chief Executive Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt could vary significantly from our historical practices and currently planned programs summarized in this discussion.

Leadership Changes

Keith A. Jezek terminated employment as our Chief Executive Officer and resigned as a member of our board of directors effective as of March 22, 2024. In connection with his departure from the Company, we entered into a Separation and Release Agreement with Mr. Jezek on March 22, 2024. The terms of the Separation and Release Agreement are described below under “Separation Arrangement with Mr. Jezek.”

Charles D. Jehl was appointed Interim Chief Executive Officer and Chief Operating Officer, effective as of March 22, 2024 (in addition to serving as Chief Financial Officer). On September 11, 2024, Mr. Jehl was appointed permanent Chief Executive Officer and Interim Chief Financial Officer. Mr. Jehl was also appointed, effective as of September 11, 2024, to serve as a Class III director of the board, with a term expiring at the Company’s annual meeting of stockholders in 2026.

As announced on the Company’s Current Report on Form 8-K on March 31, 2025, Jessica Buss was appointed Chief Executive Officer, effective as of March 31, 2025. Charles D. Jehl will continue to serve as the Interim Chief Financial Officer during a transitionary period and will remain a non-employee member of the Board following such transitionary period. Our board is conducting a comprehensive search process to identify a permanent Chief Financial Officer.

Michelle Glasl was also appointed as the Chief Operating Officer of the Company, effective as of March 31, 2025.

Stockholder Advisory Vote on Named Executive Officer Compensation

At our 2024 annual meeting, we conducted a nonbinding advisory vote to approve the compensation of our named executive officers. Our stockholders approved the proposal with approximately 89.9% of the votes cast in favor of the proposal. We believe this result demonstrates that our stockholders are supportive of our executive compensation program.

Because market practices and our business needs continue to evolve, we will continue to consistently evaluate our program, including shareholder feedback, and consider and make changes when warranted.

2025 Proxy Statement	27

Executive Compensation

Compensation Philosophy and Objectives of our Compensation Program

Our philosophy is to compensate our executives on the basis of the success of their efforts, through a combination of base salary and variable incentive compensation dependent on the Company’s performance as well as the performance of each individual. Compensation levels should reflect competitive market practice and also be internally aligned. Our incentive programs are structured so that payments are not earned if minimum performance thresholds are not achieved, and above-market compensation is earned only if warranted by exceptional Company and individual performance.

Our executive compensation program is guided by the following principles, which are intended to support the Company’s pay-for-performance philosophy:

•	Total compensation programs should be designed to strengthen the relationship between pay and performance, with a resulting emphasis on variable, rather than fixed, forms of compensation.

•

Compensation should generally increase with position and responsibility. Total compensation should be higher for individuals with greater responsibility and greater ability to influence the Company’s results. In addition, variable compensation, with a focus on long-term, stock-based compensation, should comprise a larger percentage of the total pay mix at the executive levels.

•	Total compensation opportunities should be in line with companies of similar size, industry and complexity, as well as companies with which we may compete for executive talent.

•	Management should focus on the long-term interests of stockholders.

•	Incentive programs should not encourage excessive risk taking.

The executive compensation program is designed to:

•	Attract and retain individuals who have the skills, attributes and experience we believe are critical for our long-term success;

•	Motivate executives by linking compensation to the achievement of corporate goals that we believe best align with long-term stockholder value creation; and

•	Consistently recognize and reward superior performers through a compensation program that provides a combination of annual cash awards and stock grants.

How We Determine Compensation

The compensation committee of the board of directors, composed entirely of independent directors, is responsible for reviewing and recommending to the board the annual compensation program and policies for our NEOs, including the CEO. In addition, the compensation committee is responsible for evaluating the performance of our NEOs on an annual basis and recommending to the board our NEOs’ compensation levels, structure and mix of pay. Working with the compensation committee, the board is also responsible for approving executive compensation policies and plans including annual bonus, stock and benefit plans.

In determining the compensation program design and compensation levels, the compensation committee relies on information provided by management as well as an independent outside consultant, Korn Ferry. Management’s role is to ensure that the Company’s compensation programs and policies reflect the Company’s strategic and operational goals and to provide insight on Company and individual performance. Members of management, including the Chief Executive Officer and the Chief Legal and Compliance Officer and Corporate Secretary, as well as the independent outside consultant, frequently attend compensation committee meetings to report on various compensation-related matters.

Korn Ferry has been retained by the compensation committee to provide guidance and assistance with the decision-making process as it relates to executive compensation. The compensation committee assessed the independence of Korn Ferry in accordance with the Nasdaq Rules and applicable SEC regulations and concluded that Korn Ferry’s work does not raise any conflict of interest.

28

Executive Compensation

Targeted Compensation Levels

The total direct compensation opportunities (i.e., base salary, annual incentives and long-term incentives) offered to our named executive officers were designed to be competitive with market practices, to support our executive recruitment and retention objectives, and to be internally equitable among executives. Total compensation opportunity is targeted generally to the 50th percentile of the market, but actual pay may vary above or below target levels based on Company and individual performance relative to the goals set forth in our short- and long-term incentive plans.

In determining total compensation opportunities, the compensation committee considers:

•	Competitive compensation information and input provided by Korn Ferry;

•	The board’s performance evaluation of the CEO; and

•	The CEO’s performance review and recommendation for each of the other NEOs.

Competitive Benchmarking

The compensation committee compares total compensation opportunities to competitive benchmarks when setting pay levels for our NEOs. The compensation committee had Korn Ferry conduct a benchmarking analysis in 2023 that informed compensation decisions for 2024. In conjunction with this benchmark analysis, Korn Ferry performed a competitive total compensation market analysis based on data obtained from a peer group of publicly traded companies. This peer group consists of 17 companies of similar size, industry and operational profile as the Company. The companies included in our compensation peer group are listed below:

AvidXchange Holdings, Inc.	Cardlytics, Inc.	Clearwater Analytics Holdings, Inc.

Dave Inc.	Enova International, Inc.	Intapp, Inc.

LendingClub Corporation	LendingTree, Inc.	MeridianLink, Inc.

Mitek Systems, Inc.	MoneyLion Inc.	NewtekOne Inc.

Payoneer Global Inc.	PROS Holdings, Inc.	Q2 Holdings, Inc.

Repay Holdings Corporation	World Acceptance Corporation

In addition, the compensation committee had Korn Ferry conduct a benchmarking analysis in 2024 that informed Mr. Jehl’s compensation in connection with his appointment as the Company’s CEO and will inform compensation decisions in 2025. In conjunction with this benchmark analysis, Korn Ferry performed a competitive total compensation market analysis based on data obtained from a peer group consisting of 19 publicly traded companies of similar size, industry and operational profile as the Company. The companies included in our compensation peer group are listed below:

AvidXchange Holdings, Inc.	Cardlytics, Inc.	Dave Inc.

Enova International, Inc.	Flywire Corporation	Intapp, Inc.

Katapult Holdings, Inc.	LendingClub Corporation	LendingTree, Inc.

MeridianLink, Inc.	Mitek Systems, Inc.	MoneyLion Inc.

Navient Corporation	NewtekOne Inc.	Payoneer Global Inc.

PROS Holdings, Inc.	Repay Holdings Corporation

Upstart Holdings, Inc.	World Acceptance Corporation

2025 Proxy Statement	29

Executive Compensation

Elements of Compensation

In 2024, the principal elements of our executive compensation program were base salary, annual cash bonuses and long-term incentives in the form of time- and performance-based RSUs.

Base Salaries

Each of our NEOs receives a base salary, which has been established by our board and/or senior management, taking into account each individual’s role, responsibilities, skills, and experience. Base salaries for our NEOs are reviewed annually by our compensation committee and our board and are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Base salaries for our NEOs for 2024 and 2023 were as shown below:

NAME	2024 BASE SALARY	2023 BASE SALARY	PERCENTAGE INCREASE
Charles D. Jehl(1)	$500,000	$450,000	11.1%
Sarah Lackey	$310,000	$310,000	0.0%
Matthew R. Roe	$350,000	$350,000	0.0%
Matthew S. Stark	$350,000	$350,000	0.0%
Keith A. Jezek	$550,000	$550,000	0.0%

(1)

On March 22, 2024, Mr. Jehl was appointed Interim Chief Executive Officer of the Company, and on September 11, 2024, Mr. Jehl was appointed Chief Executive Officer on a permanent, non-interim basis. In connection with these appointments, Mr. Jehl’s base salary was increased from $450,000 to $500,000.

Annual Cash Bonuses

In November 2020, we adopted the Senior Executive Cash Incentive Bonus Plan (the “Bonus Plan”), in which each of our NEOs were participants during 2024. Each of these executives was eligible to earn an annual cash incentive bonus based on the achievement of performance targets established by the board, in its discretion. The performance targets relate to financial, strategic, and operational measures or objectives with respect to our Company, referred to as corporate performance goals. Each executive officer who was selected to participate in the Bonus Plan had a target bonus opportunity set for the performance period. The bonus formula for the performance period, including the performance goals and corresponding payout levels, was approved by the board and communicated to each executive officer.

For 2024, each of our NEOs was eligible to earn a target bonus amount, which reflects a percentage of annual base salary, as shown in the table below. These target award amounts may be increased or decreased based on performance, with threshold and maximum opportunities equal to 50% and 150% of target, respectively.

NAME	TARGET BONUS (% OF SALARY)	TARGET BONUS
Charles D. Jehl	100%	$500,000
Sarah Lackey	50%	$155,000
Matthew R. Roe	60%	$210,000
Matthew S. Stark	50%	$175,000
Keith A. Jezek	100%	$550,000

The corporate performance goals are measured at the end of the performance period after our financial reports have been published or such other appropriate time as the compensation committee determines. If the corporate performance goals are met, payments will be made as soon as practicable following the end of the performance

30

Executive Compensation

period, but not later than March 15 after the end of the fiscal year in which such performance period ends. Subject to the rights contained in any agreement between the executive officer and the Company, an executive officer must be in a service relationship with us on the bonus payment date to be eligible to receive the bonus payment.

With respect to the year ended December 31, 2024, 70% of the target bonus for our NEOs was based on achievement of three financial quantitative Company goals, and 30% of the target bonus for our NEOs was based on the achievement of two operational Company goals. The table below provides the specific metrics, goals and actual results:

PERFORMANCE METRIC	WEIGHT	THRESHOLD (50% PAYOUT)	TARGET (100% PAYOUT)	MAXIMUM (150% PAYOUT)	ACTUAL RESULT	ACTUAL ATTAINMENT(1)
Revenue (excluding impact of change in estimate) ($ in millions)(2)	30%	$96.7	$113.8	$142.3	$120.1	111.1%
Adjusted EBITDA ($ in millions)(3)	20%	$37.0	$43.5	$54.4	$(42.8)	0.0%
Cash EBITDA ($ in millions)(4)	20%	$23.9	$28.1	$35.1	$11.9	0.0%
Capital markets initiative ($ in millions)(5)	15%	$25.0	$50.0	$100.0	$38.5	77.0%
Banks initiative ($ in thousands)(6)	15%	$100.0	$200.0	$400.0	$0.0	0.0%

Total	100%					44.9%

(1)	Reflects percent of target attained with respect to each performance metric. The total reflects the attainment percentage multiplied by the weight assigned to each performance metric.
(2)	Impact of change in estimate refers to the impact of the change in estimate adjustment related to the Company’s profit share revenue contract asset.
(3)	Adjusted EBITDA is defined as GAAP net income excluding interest expense, income taxes, depreciation and amortization expense, and share-based compensation expense.
(4)

Cash EBITDA is defined as net income, plus (i) interest expense, (ii) taxes and tax receivable agreement payments, (iii) depreciation and amortization expense, (iv) cash collections related to revenue, (v) any net asset writedowns related to revenue, and (vi) non-operational exceptional expenses; minus (1) interest income, (2) revenue, (3) any net asset markups related to revenue, and (4) non-operational exceptional income.

(5)	Represents total transaction volume originating from one or more of the Company’s capital markets initiatives.
(6)

Represents the attainment of revenue originating from bank or finance company customers signed during 2024; provided that the Company sign at least three new bank or finance company customers during 2024.

These performance metrics were selected by the compensation committee as they are key measures used by the board to monitor the Company’s financial performance and also reflect a strategy of building sustainable long-term growth of the Company.

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Executive Compensation

The table below shows the bonus payouts for our NEOs based on the achievement of the quantitative Company goals and strategic and operational priorities described above:

NAME	PERCENTAGE OF TARGET EARNED	2024 ACTUAL BONUS PAYOUT	PERCENTAGE OF 2024 BASE SALARY
Charles D. Jehl	44.9%	$224,500	44.9%
Sarah Lackey	44.9%	$69,595	22.5%
Matthew R. Roe	44.9%	$94,290	27.0%
Matthew S. Stark	44.9%	$78,575	22.5%
Keith A. Jezek(1)	0%	$0	0%

(1)	Mr. Jezek terminated employment with the Company on March 22, 2024 and thus was not eligible to receive a bonus under the Bonus Plan.

The bonuses paid to each NEO for the fiscal year ended December 31, 2024 are set forth in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column.

The board also has the ability to grant additional discretionary bonuses to our NEOs on a case-by-case basis. In 2024, Mr. Stark received a discretionary bonus of $35,000 based on his exemplary performance in connection with the leadership transition that took place during the first quarter of 2024.

Equity Compensation

Equity-based compensation is an integral part of our overall compensation program. Providing our executive officers with the opportunity to create significant wealth through stock ownership is a powerful tool to attract and retain highly qualified executives, achieve strong long-term stock price performance, align our executives’ interests with those of our stockholders and provide a means to build real ownership in the Company.

2024 Long-Term Incentive Awards

On March 24, 2024, the board approved a long-term incentive (“LTI”) award for Mr. Jehl consisting solely of time-based RSUs in connection with his appointment as Interim Chief Executive Officer and Chief Operating Officer of the Company. In addition, on April 5, 2024, the board approved LTI awards for Messrs. Jehl, Roe, and Stark and Ms. Lackey, consisting of time-based RSUs and performance-based RSUs. The LTI awards for Mr. Jehl consisted of 40% time-based RSUs and 60% performance-based RSUs, and the LTI awards for Ms. Lackey and Messrs. Roe and Stark consisted of 67% time-based RSUs and 33% performance-based RSUs.

Mr. Jezek did not receive an LTI award in 2024 due to his termination from the Company effective as of March 22, 2024.

The total targeted value of the LTI awards and the number of shares granted to each NEO in 2024 are shown in the table below.

		TIME-BASED RSUS		PERFORMANCE-BASED RSUS
NAME	TARGETED TOTAL AWARD VALUE	TARGETED AWARD VALUE	# OF SHARES	TARGETED AWARD VALUE	# OF SHARES
Charles D. Jehl	$3,682,593	$2,580,756	385,704	$1,101,837	200,334
Sarah Lackey	$244,706	$150,777	27,414	$93,929	17,078
Matthew R. Roe	$276,287	$170,236	30,952	$106,051	19,282
Matthew S. Stark	$276,287	$170,236	30,952	$106,051	19,282

32

Executive Compensation

The time-based RSUs granted in 2024 vest based on continued employment over a four-year period, with the first 25% of the award vesting on March 15, 2025 and the remainder of the award vesting in three equal annual installments thereafter.

Performance-based RSUs are subject to continued employment as well as the satisfaction of performance goals. For the performance-based RSUs awarded in 2024, the performance goal is based on the relative TSR of the Company compared to the relative TSR of the following twenty companies, which also form the peer group for the performance-based RSUs awarded in 2023 (the “Relative TSR Peer Group”):

Affirm Holdings, Inc.	AvidXchange Holdings, Inc.	Dave Inc.	Enova International, Inc.

Green Dot Corporation	Jack Henry & Associates, Inc.	Katapult Holdings, Inc.	LendingClub Corporation

LendingTree, Inc.	MeridianLink, Inc.	nCino, Inc.	OppFi Inc.

Pagaya Technologies Ltd.	Paymentus Holdings, Inc.	Payoneer Global Inc.	Q2 Holdings, Inc.

Repay Holdings Corporation	SoFi Technologies, Inc.	Upstart Holdings, Inc.	World Acceptance Corporation

The relative TSR of the Company and the relative TSR of the Relative TSR Peer Group are measured over a three-year performance period from January 1, 2024 through December 31, 2026. The total number of performance-based RSUs earned can range from 0% to 200% of the target amount of performance-based RSUs granted.

Relative TSR compares the performance of our Company’s common stock to that of the Relative TSR Peer Group, considering both the appreciation and depreciation in stock price as well as the value of dividends distributed during the three-year performance period. Share price is calculated at the beginning and end of the period using the average closing price for the first twenty (20) trading days of the three-year performance period and the last twenty (20) trading days of the performance period.

The relative TSR performance metric for the three-year performance period from January 1, 2024 through December 31, 2026 is determined as follows:

ACHIEVEMENT PERCENTILE	PAYMENT PERCENTAGE
100th Percentile	200%
75th Percentile	150%
50th Percentile	100%
25th Percentile	50%
<25th Percentile	0%

Straight-line interpolation will be used to determine the payment percentage if the achievement percentile is between the performance levels listed on the above table.

Following vesting, any shares earned from these performance-based RSUs will be subject to a one-year holding period.

Payout of 2022 Performance-Based RSUs

On April 12, 2022 the board made grants of performance-based RSU awards to certain of our executive officers, including Mr. Jehl. These awards were subject to continued employment as well as the satisfaction of specified performance goals. For these awards, the performance goals were revenue and cash EBITDA, each measured on a cumulative basis over the three-year performance period from January 1, 2022 through December 31, 2024. The two

2025 Proxy Statement	33

Executive Compensation

goals were equally weighted at 50% each. If the Company achieved less than the threshold level of performance for a performance metric, 0% of the RSUs subject to such performance metric were earned for the performance period. If the Company achieved 100% of the threshold performance for a performance metric, 50% of the RSUs subject to such performance metric were earned for the performance period. If the Company achieved 100% or more of target performance for a performance metric, 100% of the RSUs subject to such performance metric were earned for the performance period. For Company performance exceeding threshold performance but less than target performance for a performance metric, the number of RSUs earned for such performance period was determined by straight-line interpolation between threshold and target performance levels. In no event would the number of RSUs earned with respect to any performance metric exceed the target level. The table below provides the specific metrics, goals and actual results:

PERFORMANCE METRIC	WEIGHT	THRESHOLD (50% PAYOUT)	TARGET (100% PAYOUT)	ACTUAL RESULT	ACTUAL ATTAINMENT(1)
Revenue ($ in millions)	50%	$689.0	$918.7	$321.1	0%
Cash EBITDA ($ in millions)(2)	50%	$438.8	$585.1	$242.0	0%

Total	100%				0%

(1)	Reflects percent of target attained with respect to each performance metric. The total reflects the attainment percentage multiplied by the weight assigned to each performance metric.
(2)

Cash EBITDA is defined as net income, plus (i) interest expense, (ii) taxes and tax receivable agreement payments, (iii) depreciation and amortization expense, (iv) cash collections related to revenue, (v) any net asset writedowns related to revenue, and (vi) non-operational exceptional expenses; minus (1) interest income, (2) revenue, (3) any net asset markups related to revenue, and (4) non-operational exceptional income.

No performance-based RSUs vested with respect to Mr. Jehl based on the achievement of the performance metrics described above.

Other Benefit Plans and Perquisites

401(k) Plan

We maintain a retirement savings plan, or 401(k) plan, that provides eligible U.S. employees, including each of our executive officers, with an opportunity to save for retirement on a tax advantaged basis. Under the 401(k) Plan, eligible employees may defer eligible compensation subject to applicable annual contribution limits imposed by the Code. Our employees’ pre-tax contributions are allocated to each participant’s individual account and participants are immediately and fully vested in their contributions. Under the provisions of the 401(k) Plan, we make a safe harbor nonelective contribution equal to 3% of each participant’s compensation and may make discretionary matching contributions, as well as profit sharing contributions, as determined by management in its discretion.

We do not maintain any pension benefit or retirement plans other than the 401(k) Plan.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plan.

Perquisites

We do not currently view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites or other personal benefits to our NEOs except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes.

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Employee Benefit Plans

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life and accidental death and dismemberment insurance plans, in each case, on the same basis as our other employees.

Incentive Plan for Non-Commissioned Staff

In 2024, each of our named executive officers participated in the Company’s incentive plan for non-commissioned staff. The incentive plan for non-commissioned staff provides a monthly cash commission based on the attainment of pre-determined metrics related to the total number of certified loans in that month as compared to budget. No commissions are earned under the plan to the extent that the targeted threshold for that month is not attained. To the extent the applicable metrics were attained, monthly commissions under the plan for each of our named executive officers ranged from 0.25% to 0.75% of annual salary.

Employment Agreements

We have entered into employment agreements with Messrs. Jezek and Jehl. These agreements provide for “at-will” employment and generally include the executive’s initial base salary, initial target bonus opportunity, and an initial equity award. See the specific details for each executive below.

These employment agreements also provide for payments upon a qualifying termination of employment, including in connection with a change in control of our Company. We believe that these arrangements will provide the executives with increased security in the event of a change in control and enable them to maintain continued focus and dedication to their responsibilities, which will help maximize stockholder value. For a summary of the material terms and conditions of these agreements as it relates to severance upon termination, please see “Potential Payments Upon a Termination or Change in Control.”

Employment Agreement with Mr. Jehl

The Company entered into an employment agreement with Charles D. Jehl, or, as amended, the Jehl Employment Agreement, effective as of August 28, 2020.

On March 22, 2024, in consideration of Mr. Jehl’s assumption of additional responsibilities as Chief Operating Officer and Interim Chief Executive Officer, the Company and Mr. Jehl entered into a second amendment to the Jehl Employment Agreement, providing for the following compensation adjustments effective as of March 22, 2024: (i) an annual base salary of $500,000, (ii) a short-term incentive target opportunity of 100% of his annual base salary, (iii) an annual long-term incentive target opportunity of $2,000,000, (iv) a one-time award of restricted stock units with a grant date value of $2,000,000, which will accelerate and vest upon Mr. Jehl’s termination of employment by the Company without cause, his resignation for good reason, or upon his death or disability, and (v) a cash transition bonus of $500,000, which is subject to repayment if Mr. Jehl’s employment with the Company is terminated due to his resignation or by the Company with cause within the twelve- (12) month period following March 22, 2024. The repayment obligation will lapse upon the earlier of (w) March 22, 2025, (x) Mr. Jehl’s termination of employment by the Company without cause, (y) Mr. Jehl’s death or disability, and (z) Mr. Jehl’s resignation for good reason on or following a change in control of the Company.

On September 11, 2024, in consideration of Mr. Jehl’s appointment as Chief Executive Officer and Interim Chief Financial Officer, the Company and Mr. Jehl amended and restated the Jehl Employment Agreement, providing for the following compensation adjustments effective as of September 11, 2024: (i) in 2025, an annual long-term incentive target opportunity of $2,500,000 (comprised of 40% time-based restricted stock units and 60% performance-based restricted stock units), subject to the terms of any applicable incentive compensation plan that may be in effect from time to time; and (ii) commencing in 2026, an annual long-term incentive target opportunity of $2,500,000 (comprised of 40% time-based restricted stock units and 60% performance-based restricted stock units), subject to increase or

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Executive Compensation

decrease by the board of directors or the compensation committee and subject to the terms of any applicable incentive compensation plan that may be in effect from time to time.

In connection with Mr. Jehl’s termination as Chief Executive Officer of the Company, we entered into a Transition Services Agreement with Mr. Jehl on March 31, 2025. The terms of the Transition Services Agreement are described below under “Potential Payments Upon Termination or Change of Control—Transition Services Agreement with Mr. Jehl.”

Employment Agreement with Mr. Jezek

The Company entered into an employment agreement with Keith A. Jezek, or the Jezek Employment Agreement, effective as of October 7, 2022, in which Mr. Jezek served as the Chief Executive Officer of the Company. The Jezek Employment Agreement provided for an initial base salary of $550,000 per year, subject to periodic review and adjustment by the board of directors. Starting in 2023 but prior to his termination of employment, Mr. Jezek was eligible to receive cash incentive compensation with a target value of 100% of Mr. Jezek’s salary, as determined by our board of directors and the compensation committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time. Pursuant to the Jezek Employment Agreement, Mr. Jezek received an initial grant of 825,000 restricted stock units on October 7, 2022. This grant was scheduled to vest over four years beginning on October 7, 2023 and, but for his termination of employment, would have been eligible to have fully vested no later than October 7, 2026. Starting in 2023 but prior to his termination of employment, Mr. Jezek was eligible to receive annual grants of restricted stock units with a target value of $4,000,000 (comprised of 40% time-based restricted stock units and 60% performance-based restricted stock units), as determined by our board of directors and the compensation committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time.

In connection with his departure from the Company, we entered into a Separation and Release Agreement with Mr. Jezek on March 22, 2024. The terms of the Separation and Release Agreement are described below under “Separation Arrangement with Mr. Jezek.”

Employment Agreement with Ms. Buss

As announced on the Company’s Current Report on Form 8-K on March 31, 2025, the Company and Ms. Buss entered into an employment agreement, or the Buss Employment Agreement, in connection with her appointment as Chief Executive Officer of the Company on March 31, 2025.

Pursuant to the Buss Employment Agreement, Ms. Buss will be paid an annual base salary of $800,000 and is eligible to receive an annual cash incentive bonus with a target opportunity of 100% of her base salary and a maximum opportunity of 150% of her base salary, based on the attainment of performance measures established by the board of directors or the compensation committee. In the event of a change in control of the Company, Ms. Buss will be eligible to receive a prorated annual cash incentive bonus at the greater of the target or actual level of performance as of the date of the change in control. In connection with her appointment, Ms. Buss was granted an initial long-term incentive award of 4,776,000 time-based stock options, which will vest in equal installments on each of the first five (5) anniversaries of the date of grant, subject to Ms. Buss’ continued employment or service through each such vesting date. In the event Ms. Buss is terminated by the Company without cause or she resigns for good reason immediately prior to, or on or within the twelve (12)-month period following a change in control of the Company, then her stock options will accelerate and vest. Ms. Buss was also granted a cash sign-on bonus in the amount of $400,000, which is subject to repayment if Ms. Buss is terminated by the Company for cause within the twelve (12) months following Ms. Buss’ employment commencement date. The repayment obligation will lapse upon the earlier of the twelve (12) month anniversary of her employment commencement date, her termination by the Company without cause, her death or disability or upon the occurrence of a change in control.

In addition, the Buss Employment Agreement provides upon Ms. Buss’ termination of employment from the Company for good reason or a termination of employment by the Company without cause, in either case, other than immediately prior to, on or within 12 months following a change in control of the Company, Ms. Buss will be eligible to

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Executive Compensation

receive continued payment of her then-current base salary for 24 months (and if such termination occurs following the conclusion of the performance period applicable to annual cash incentive compensation, then the annual cash incentive compensation she would have received had she been employed by the Company on the payment date) and up to 18 months of subsidized COBRA coverage. The Buss Employment Agreement further provides that if such termination of employment occurs immediately prior to, on or within 12 months following a change in control of the Company, Ms. Buss will be eligible to receive (i) a lump-sum equal to two times the sum of (x) her then-current base salary plus (y) her annual incentive bonus based on the attainment of the actual level of performance as determined by the board of directors or the compensation committee immediately prior to the date of the change in control and extrapolated for the remainder of the fiscal year in which the change in control occurs or, if higher, Ms. Buss’ target annual cash incentive bonus for the then current year if such termination of employment occurs during the first half of the year, and (ii) up to 18 months of subsidized COBRA coverage. The foregoing severance benefits are subject to the execution and nonrevocation of a release of claims in favor of the Company and continued compliance with post-termination restrictive covenants. The Buss Employment Agreement also provides that if Ms. Buss receives any amount, whether under the Buss Employment Agreement or otherwise, that is subject to the excise tax imposed pursuant to Section 4999 of the Internal Revenue Code, the amount of the payments to be made to the participant will be reduced to the extent necessary to avoid imposition of the excise tax, but only if the net amount of the reduced payments exceeds the net amount that Ms. Buss would receive following imposition of the excise tax and all income and related taxes.

Other Factors Affecting Executive Compensation

Compensation Risk Assessment

We believe that our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Independent Compensation Consultant

Korn Ferry, an independent outside consultant, provides the following compensation-related services to the Company:

•	Attends compensation committee meetings;

•	Assists the compensation committee in making compensation decisions relating to the CEO and other executives and the independent board members;

•	Reviews our compensation philosophy and our executive compensation programs to ensure appropriateness and alignment with market competitiveness and our compensation philosophy;

•	Updates the compensation committee on market trends, regulatory updates, and governance issues that may impact decisions relating to our executive compensation programs;

•

Conducts compensation benchmarking analyses for executives and the independent members of the board of directors based on appropriate market data sources, including a peer group of publicly traded companies;

•

Assists with the review and design of incentive programs, including the Bonus Plan and stock-based compensation awards, and the determination of companies included in the performance peer group used for relative TSR comparisons; and

•	Provides other support and advice to the compensation committee as needs arise.

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Executive Compensation

Tax Deductibility of Executive Compensation
Internal Revenue Code Section 162(m) prevents publicly traded companies from receiving a tax deduction on certain compensation in excess of $1 million paid to each covered executive officer in any taxable year. Until 2018, compensation that was “performance-based” under the Internal Revenue Code’s definition was exempt from this limit. On December 22, 2017, the Tax Cuts and Jobs Act was signed into law, and one of its provisions eliminated the “performance-based” exception for deducting compensation in excess of $1 million under Section 162(m).
While the compensation committee recognizes the
non-deductibility
provisions of Code Section 162(m), the compensation committee believes that stockholder interests are best served by not restricting the committee’s discretion and flexibility in structuring compensation programs, even though such programs may result in non-deductible
compensation expenses.
Clawback of Performance-Based Awards
The Company has adopted a clawback policy (the “Clawback Policy”) in compliance with Nasdaq Listing Rule 5608. The Clawback Policy provides for the recoupment of erroneously awarded incentive compensation in the event of certain accounting restatements. The Clawback Policy applies to current and former executive officers and requires the recoupment of erroneously awarded incentive compensation received during a three-year lookback period preceding the accounting restatement.
Policies and Practices Related to the Grant of Certain Equity Awards
In response to Item 402(x)(1) of Regulation
S-K,
the Company did not grant new awards of stock options, stock appreciation rights, or similar option-like instruments to executive officers in 2024. The Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company.
Compensation Committee Report
The compensation committee of the board of directors has reviewed and discussed with management the Compensation Discussion and Analysis set forth above, as required by Item 402(b) of Regulation
S-K,
and, based on such review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement for incorporation by reference into the Company’s Annual Report on Form
10-K
for the year ended December 31, 2024.

Respectfully submitted by the Compensation Committee,

Blair J. Greenberg, Chair Adam Clammer

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Executive Compensation Tables

The following table presents information regarding the compensation awarded to, earned by, or paid to our named executive officers for services rendered to us, in all capacities, during the fiscal years ended December 31, 2024, 2023, and 2022, as applicable.

Summary Compensation Table

NAME	YEAR	SALARY(1)	BONUS(2)	STOCK AWARDS(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION(4)	ALL OTHER COMPENSATION(5)	TOTAL

Charles D. Jehl Interim Chief Financial Officer and Former Chief Executive Officer	2024	$556,075	$500,000	$3,780,756	$224,500	$10,350	$5,071,681
	2023	$510,878	$0	$1,233,013	$255,600	$9,900	$2,009,391
	2022	$454,661	$0	$3,749,964	$0	$9,150	$4,213,775

Sarah Lackey Chief Technology Officer	2024	$330,503	$0	$253,074	$69,595	$10,350	$663,522

Matthew R. Roe Chief Revenue Officer	2024	$375,838	$0	$285,735	$94,290	$10,350	$766,213
	2023	$485,307	$0	$315,000	$149,100	$9,900	$959,307
	2022	$553,365	$160,000	$412,489	$0	$9,693	$1,135,547

Matthew S. Stark Chief Legal and Compliance Officer and Corporate Secretary	2024	$373,149	$35,000	$285,735	$78,575	$10,350	$782,809
	2023	$370,423	$0	$309,994	$124,250	$9,900	$814,567
	2022	$312,703	$175,000	$857,476	$0	$9,150	$1,354,329

Keith A. Jezek Former Chief Executive Officer	2024	$154,840	$0	$0	$0	$923,730	$1,078,569
	2023	$624,795	$0	$4,932,070	$390,500	$9,900	$5,957,265
	2022	$137,983	$0	$6,113,250	$0	$400,000	$6,651,233

(1)

Amounts reported represent amounts paid as base salary and commission payments. In the year ended December 31, 2024, amounts reported reflect commission payments to Mr. Jehl of $67,324, Ms. Lackey of $20,503, Mr. Roe of $25,838, Mr. Stark of $23,149, and Mr. Jezek of $17,336.

(2)

For 2024, Mr. Jehl received a cash transition bonus in connection with his appointment as Interim Chief Executive Officer on March 22, 2024. In addition, Mr. Stark received a discretionary cash bonus, as described in more detail under the heading “Compensation Discussion and Analysis – Elements of Compensation – Annual Cash Bonuses.”

(3)

Amounts reported represent the aggregate grant date fair value of all equity awards made in the applicable year under our 2020 Stock Option and Incentive Plan, or the 2020 Plan, as computed in accordance with FASB ASC Topic 718. The grant date fair value is based on the closing price of the common stock on the date of grant and the probable outcome of performance-based conditions at the time of grant. The value of the performance-based RSUs granted in 2024 is shown at the target number of performance-based RSUs awarded, which is the probable outcome of performance-based conditions at the time of grant. Assuming the maximum level of achievement under the performance-based RSUs, the grant date fair value of such awards is estimated to be as follows: Mr. Jehl at $2,400,001, Ms. Lackey at $204,594, Mr. Roe at $230,998, and Mr. Stark at $230,998.

(4)

Amounts reported reflect annual cash incentive bonuses, which were awarded based on achievement of corporate performance goals under the Bonus Plan. The 2024 annual cash incentive bonus determinations are described in more detail under the heading “Compensation Discussion and Analysis – Elements of Compensation – Annual Cash Bonuses.”

(5)

Amounts reported reflect the following for 2024: (a) as to Mr. Jezek, $891,059 in severance and $22,320 in COBRA benefits, in each case pursuant to the Separation Agreement, dated March 22, 2024, by and between Mr. Jezek and the Company described under “Separation Arrangement with Mr. Jezek” and $10,350 pursuant to a 401(k) safe harbor match; and (b) as to Messrs. Jehl, Roe, and Stark and Ms. Lackey, a 401(k) safe harbor match.

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Executive Compensation

Grants of Plan-Based Awards Table

The following table summarizes annual bonus and equity awards for each named executive officer as of December 31, 2024. Awards to our NEOs, and to other key executives, were made during the year ended December 31, 2024 under two separate plans or programs:

•

Cash awards under our Bonus Plan, with payouts determined based on achievement of performance measures established at the beginning of the fiscal year, as described in more detail in “Compensation Discussion and Analysis – Elements of Compensation – Annual Cash Bonuses;” and

•

Equity awards under the terms of our 2020 Stock Option and Incentive Plan, which include a performance component and a time-vesting component, as described in more detail in “Compensation Discussion and Analysis – Elements of Compensation – Equity Compensation.”

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS:
NAME	TYPE OF AWARD	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	NUMBER OF SHARES OF STOCK OR UNITS (#)(#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(3)
Charles D. Jehl	Annual Cash Bonus		$250,000	$500,000	$750,000
	Time-Based RSUs	3/22/2024							280,112	$2,000,000
	Time-Based RSUs	4/5/2024							105,592	$580,756
	Performance-Based RSUs	4/5/2024				100,167	200,334	400,668		$1,200,001
Sarah Lackey	Annual Cash Bonus		$ 77,500	$155,000	$232,500
	Time-Based RSUs	4/5/2024							27,414	$150,777
	Performance-Based RSUs	4/5/2024				8,539	17,078	34,156		$102,297
Matthew R. Roe	Annual Cash Bonus		$105,000	$210,000	$315,000
	Time-Based RSUs	4/5/2024							30,952	$170,236
	Performance-Based RSUs	4/5/2024				9,641	19,282	38,564		$115,499
Matthew S. Stark	Annual Cash Bonus		$ 87,500	$175,000	$262,500
	Time-Based RSUs	4/5/2024							30,952	$170,236
	Performance-Based RSUs	4/5/2024				9,641	19,282	38,564		$115,499
Keith A. Jezek(4)	Annual Cash Bonus		$275,000	$550,000	$825,000

(1)

These amounts represent the estimated possible payouts of annual cash incentive bonuses for the year ended December 31, 2024 under our annual cash bonus program for each of our NEOs. The actual amounts earned under the annual cash bonus program for the year ended December 31, 2024 are disclosed in the Summary Compensation Table above in the ‘‘Non-Equity Incentive Plan Compensation’’ column.

(2)

Vesting of these performance-based restricted stock units is subject to achievement of pre-established performance criteria based on the relative TSR of the Company compared to the relative TSR of the Relative TSR Peer Group over the three-year period commencing January 1, 2024. Please see ‘‘Compensation Discussion and Analysis – Elements of Compensation – Equity Compensation” for more information.

(3)

Amounts reported represent the aggregate grant date fair value of all equity awards made in the applicable year under our 2020 Plan, as computed in accordance with FASB ASC Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 2 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2024. See also column (3) of the Summary Compensation Table and the accompanying footnote relating to performance-based awards.

(4)	Mr. Jezek was not granted any equity awards in fiscal year 2024 and did not earn his annual cash bonus due to his termination from the Company effective as of March 22, 2024.

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Outstanding Equity Awards at December 31, 2024

The following table summarizes the outstanding equity plan awards for each named executive officer as of December 31, 2024.

		STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)		EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(1)

Charles D. Jehl	5/6/2021	37,500	(2)		$223,875

	4/12/2022					27,932	(3)	$166,754

	4/12/2022	9,311	(4)		$55,587

	10/19/2022	219,619	(5)		$1,331,125

	3/15/2023	44,643	(6)		$266,519

	7/17/2023					56,285	(7)	$336,021

	3/22/2024	280,112	(8)		$1,672,269

	4/5/2024	105,592	(9)		$630,384

	4/5/2024					200,334	(10)	$1,195,994

Sarah Lackey	1/4/2022	7,225	(11)		$43,133

	10/19/2022	18,302	(5)		$109,263

	3/15/2023	34,598	(6)		$206,550

	4/5/2024	27,414	(9)		$163,662

	4/5/2024					17,078	(10)	$101,956

Matthew R. Roe	1/4/2022	9,171	(11)		$54,751

	3/15/2023	35,157	(6)		$209,887

	4/5/2024	30,952	(9)		$184,783

	4/5/2024			$		19,282	(10)	$115,114

Matthew S. Stark	1/4/2022	7,948	(11)		$47,450

	10/19/2022	36,603	(5)		$218,520

	3/15/2023	34,598	(6)		$206,550

	4/5/2024	30,952	(9)		$184,783
	4/5/2024					19,282	(10)	$115,114

(1)

Market value is calculated based on the closing price of our common stock on December 31, 2024, the last trading day of the year, as reported on the Nasdaq ($5.97 per share), times the number of unvested stock units.

(2)

Represents a special, one-time grant of time-based RSUs that vests over four years, with 50% of the RSUs vesting on the two-year anniversary of the grant date, 25% vesting on the three-year anniversary and the final 25% on the four-year anniversary, subject to continued employment through each vesting date.

(3)

Represents performance-based RSUs that would have vested following the three-year performance period ending December 31, 2024 based on achievement of cumulative revenue and cumulative cash EBITDA, subject to continued employment during the performance period. No performance-based RSUs vested because the threshold levels of the performance metrics were not achieved.

(4)	Represents time-based RSUs that vest in four equal annual installments beginning on April 12, 2023, subject to continued employment through each vesting date.
(5)	Represents time-based RSUs that vest in four equal annual installments beginning on October 19, 2023, subject to continued employment through each vesting date.
(6)	Represents time-based RSUs that vest in four equal annual installments beginning on March 15, 2024, subject to continued vesting through each vesting date.

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(7)

Represents performance-based RSUs that will vest, if any, based on the relative TSR of the Company compared to that of the Relative TSR Peer Group over the three-year period commencing January 1, 2023, subject to continued employment during the performance period.

(8)	Represents a special, one-time grant of time-based RSUs that vests in four equal annual installments beginning on March 22, 2025, subject to continued employment through each vesting date.
(9)	Represents time-based RSUs that vest in four equal annual installments beginning on March 15, 2025, subject to continued employment through each vesting date.
(10)

Represents performance-based RSUs that will vest, if any, based on the relative TSR of the Company compared to that of the Relative TSR Peer Group over the three-year period commencing January 1, 2024, subject to continued employment during the performance period.

(11)	Represents time-based RSUs that vest in four equal annual installments beginning on January 4, 2023, subject to continued employment through each vesting date.

Option Exercises and Stock Vested During the Year Ended December 31, 2024

The following table provides information regarding the vesting of restricted stock units held by each named executive officer during the year ended December 31, 2024.

	STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)

Charles D. Jehl	176,268	$1,010,230

Sarah Lackey	26,822	$174,627

Matthew R. Roe	20,470	$142,651

Matthew S. Stark	33,808	$212,619

Keith A. Jezek	128,273	$867,439

(1)	Value realized represents the number of shares vested multiplied by the closing stock price on the vesting date.

Potential Payments Upon Termination or Change in Control

Messrs. Jezek and Jehl have entered into employment agreements with the Company. These employment agreements, described below, provide for cash payments to Messrs. Jezek and Jehl upon termination or a change in control and are conditioned upon certain provisions described below. Provisions related to early vesting of equity awards upon termination or a change in control are included in the respective award agreements, details of which are also provided below.

Employment Agreement with Mr. Jehl

The Jehl Employment Agreement further describes the payments and benefits to which Mr. Jehl would be entitled upon termination of his employment under certain circumstances. Specifically, if Mr. Jehl’s employment is terminated either by the Company without “cause” or by Mr. Jehl for “good reason” each outside of a “change in control period” (each as defined in the Jehl Employment Agreement), Mr. Jehl will be entitled to receive (i) an amount equal to 24 months of base salary, paid out in substantially equal installments in accordance with the Company’s payroll practice over 6 months and (ii) for a period of up to 18 months, the Company will also pay to the group health plan provider, the COBRA provider or Mr. Jehl a monthly payment equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Jehl if he had remained employed by the Company (subject to Mr. Jehl’s continued copayment of premium amounts at the active employees’ rate), subject to Mr. Jehl’s signing, not revoking and complying with a separation agreement and release of claims in favor of the Company. Mr. Jehl will also be eligible to receive any earned but unpaid annual cash incentive compensation. Upon Mr. Jehl’s termination due to death or disability, Mr. Jehl will be eligible to receive a pro-rata portion of his target cash incentive compensation for the year of termination.

42

Executive Compensation

The Jehl Employment Agreement also provides for certain payments and benefits following a “change in control” (as defined in the Jehl Employment Agreement) of the Company. If during the 12-month period following the occurrence of a change in control Mr. Jehl’s employment is terminated by either the Company without “cause” or by Mr. Jehl for “good reason,” Mr. Jehl will be entitled to receive (i) a lump-sum payment equal to two times the sum of (A) his base salary (or the base salary in effect immediately prior to the change in control, if higher) plus (B) annual incentive bonus based on the attainment of the actual level of performance as determined immediately prior to the change in control and extrapolated for the remainder of the year, or, if higher, the target incentive compensation for the then-current year if such termination occurs during the first half of the year and (ii) for a period of up to 18 months, the Company will also pay to the group health plan provider, the COBRA provider or Mr. Jehl a monthly payment equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Jehl if he had remained employed by the Company (subject to Mr. Jehl’s copayment of premium amounts at the active employees’ rate), subject to Mr. Jehl’s signing, not revoking and complying with a separation agreement and release of claims in favor of the Company. Mr. Jehl will also be eligible to receive a pro-rata portion of the greater of his target cash incentive compensation or the actual amount of his annual bonus based on actual performance for the year in which the change in control occurs. If any such payments or benefits would be subject to the excise tax imposed by Section 4999 of the Code, such payments will be reduced so that the sum of these payments will be $1.00 less than the amount at which Mr. Jehl becomes subject to the excise tax imposed by Section 4999 of the Code; provided that such reduction will only occur if it would result in Mr. Jehl receiving a higher after tax amount than he would receive if such payments were not subject to such reduction.

Pursuant to the Jehl Employment Agreement, in the event Mr. Jehl is terminated by the Company without cause or he resigns for good reason immediately prior to, or on or within the 12-month period following a change in control of the Company, then his annual time-based restricted stock units will accelerate and vest. If any performance-based restricted stock units are assumed or substituted in connection with a change in control of the Company, then the award will be converted to time-based restricted stock units at the time of the change in control, with performance scored at the greater of target or actual level of performance.

Additionally, Mr. Jehl was granted a one-time award of restricted stock units with a grant date value of $2,000,000 in March 2024, which will accelerate and vest upon Mr. Jehl’s termination of employment by the Company without cause, his resignation for good reason, or upon his death or disability. Mr. Jehl was also awarded a cash transition bonus of $500,000 in March 2024, which was subject to repayment if Mr. Jehl’s employment with the Company is terminated due to his resignation or by the Company with cause within the twelve- (12) month period following March 22, 2024. The repayment obligation lapsed on March 22, 2025.

In connection with Mr. Jehl’s termination as Chief Executive Officer of the Company, we entered into a Transition Services Agreement with Mr. Jehl on March 31, 2025. The terms of the Transition Services Agreement are described below under “Transition Services Arrangement with Mr. Jehl.”

Employment Agreement with Mr. Jezek

The Jezek Employment Agreement further describes the payments and benefits to which Mr. Jezek has been entitled upon termination of his employment under certain circumstances. Specifically, if Mr. Jezek’s employment is terminated either by the Company without “cause” or by Mr. Jezek for “good reason” each outside a “change in control period” (each as defined in the Jezek Employment Agreement), Mr. Jezek would have been entitled to receive an amount equal to the Base Salary (as defined in the Jezek Employment Agreement) for a period of (1) twelve months, if the termination occurred prior to the twelve-month anniversary of the Jezek Employment Agreement, (2) eighteen months, if the termination occurred on or after the twelve-month anniversary but prior to the 24-month anniversary of the Jezek Employment Agreement, and (3) 24 months, if the termination occurred on or after the 24-month anniversary of the Jezek Employment Agreement, in each case paid out in substantially equal installments in accordance with the Company’s payroll practice over the twelve months commencing within 60 days of the date of termination, subject to Mr. Jezek’s execution of a separation agreement and release of claims in favor of the Company. For a period of up to eighteen months, the Company would also pay to the group health plan provider, the COBRA provider or Mr. Jezek a monthly payment equal to the monthly employer contribution that the Company would

2025 Proxy Statement	43

Executive Compensation

have made to provide health insurance to Mr. Jezek if he had remained employed by the Company, subject to Mr. Jezek’s continued copayment of premium amounts at the active employees’ rate.

The Jezek Employment Agreement also provided Mr. Jezek with certain payments and benefits following a “change in control” (as defined in the Jezek Employment Agreement) of the Company. If during the 12-month period following the occurrence of a change in control Mr. Jezek’s employment would have been terminated by either the Company without “cause” or by Mr. Jezek for “good reason,” Mr. Jezek would have been entitled to receive a lump-sum payment equal to two times the sum of the Base Salary (or the Base Salary in effect immediately prior to the change in control, if higher) plus Mr. Jezek’s annual incentive bonus based on the attainment of the actual level of performance as determined by the board of directors or the compensation committee immediately prior to the change in control and extrapolated for the remainder of the fiscal year in which the change in control occurs or, if higher, the Target Incentive Compensation (as defined in the Jezek Employment Agreement) for the then current year if such termination of employment occurred during the first half of the year.

In addition, Mr. Jezek’s Initial Equity Award (as defined in the Jezek Employment Agreement) would have fully vested, and Mr. Jezek’s Performance-Based RSUs (as defined in the Jezek Employment Agreement), to the extent assumed, continued or substituted for, would have been converted into Time-Based RSUs at the time of the change in control at the greater of target or actual performance. The Company would have also paid to Mr. Jezek, if employed by the Company at the time of the change in control, a pro-rata portion of the greater of the Target Incentive Compensation or the actual amount of his Annual Bonus based on actual performance determined in connection with the Bonus Plan. The Company would have also paid to the group health plan provider, the COBRA provider or Mr. Jezek a monthly payment equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Jezek if he had remained employed by the Company for a period of up to eighteen months, subject to Mr. Jezek’s copayment of premium amounts at the active employees’ rate. If any such payments or benefits have been subject to the excise tax imposed by Section 4999 of the Code, such payments would be reduced so that the sum of these payments would be $1.00 less than the amount at which Mr. Jezek becomes subject to the excise tax imposed by Section 4999 of the Code; provided that such reduction will only occur if it would result in Mr. Jezek receiving a higher after tax amount than he would receive if such payments were not subject to such reduction.

In connection with his departure from the Company, we entered into a Separation and Release Agreement with Mr. Jezek on March 22, 2024. The terms of the Separation and Release Agreement are described below under “Separation Arrangement with Mr. Jezek.”

Equity Awards

We also provide accelerated vesting of time-based and performance-based RSUs upon termination immediately prior to or within 12 months after a change in control. For time-based RSUs, 100% of the outstanding and unvested shares will become fully vested upon the date of termination or the change in control date, whichever is later. For performance-based RSUs (other than those awarded to Mr. Jezek and Mr. Jehl (for awards granted following September 2024)), 100% of the shares will vest assuming target performance has been achieved.

44

Executive Compensation

Potential Payments upon Termination or Change in Control

The following table quantifies the potential payments to Messrs. Jehl, Roe, and Stark and Ms. Lackey upon termination or change in control as if such events took place on December 31, 2024. The equity award acceleration amounts in the table were calculated using the closing price of our common stock on December 31, 2024 of $5.97. Please see “Separation Arrangement with Mr. Jezek” below for a summary of the actual severance paid to Mr. Jezek upon his departure from the Company on March 22, 2024.

NAME	PAYMENT TYPE	DEATH/ DISABILITY	NOT FOR CAUSE/ GOOD REASON	CHANGE IN CONTROL & QUALIFYING TERMINATION
Charles D. Jehl	Cash severance	$0	$1,000,000	$1,224,500
	Pro rata annual bonus(1)	$224,500	$224,500	$224,500
	Acceleration of unvested time-based RSUs	$1,672,269	$1,672,269	$4,179,759
	Acceleration of unvested performance-based RSUs(2)	$0	$0	$1,698,769
	Benefits continuation	$0	$34,004	$34,004

	Total	$1,896,769	$2,930,773	$7,361,532

Sarah Lackey	Cash severance	$0	$0	$0
	Pro rata annual bonus	$0	$0	$0
	Acceleration of unvested time-based RSUs	$0	$0	$522,608
	Acceleration of unvested performance-based RSUs(2)	$0	$0	$101,956
	Benefits continuation	$0	$0	$0

	Total	$0	$0	$624,564

Matthew R. Roe	Cash severance	$0	$0	$0
	Pro rata annual bonus	$0	$0	$0
	Acceleration of unvested time-based RSUs	$0	$0	$449,421
	Acceleration of unvested performance-based RSUs(2)	$0	$0	$115,113
	Benefits continuation	$0	$0	$0

	Total	$0	$0	$564,534

Matthew S. Stark	Cash severance	$0	$0	$0
	Pro rata annual bonus	$0	$0	$0
	Acceleration of unvested time-based RSUs	$0	$0	$657,303
	Acceleration of unvested performance-based RSUs(2)	$0	$0	$115,113
	Benefits continuation	$0	$0	$0

	Total	$0	$0	$772,416

(1)

Represents the pro rata target incentive that would be paid upon death or disability; however, this amount is subject to the extent the goals applicable to such target incentive actually being met for the fiscal year. The value shown in the table above represents the actual bonus paid for 2024.

(2)	Represents the unvested performance-based RSUs granted to our NEOs on July 17, 2023 and April 5, 2024 vesting at the target level of performance.

2025 Proxy Statement	45

Executive Compensation

Transition Services Arrangement with Mr. Jehl

The Company terminated Mr. Jehl’s employment as our Chief Executive Officer on March 31, 2025. The Company and Mr. Jehl entered into a transition services agreement (the “Transition Services Agreement”), dated as of March 31, 2025, pursuant to which Mr. Jehl will provide transition services to the Company as Interim Chief Financial Officer.

The Transition Services Agreement provides that the term of Mr. Jehl’s services will continue through the ninetieth (90th) day following March 31, 2025, or if earlier, upon Mr. Jehl’s termination of employment by the Company for any reason, Mr. Jehl’s termination of employment for good reason, or due to Mr. Jehl’s termination of employment as a result of his death or disability. Following Mr. Jehl’s departure date, he will no longer be an employee of the Company but will remain a non-employee member of our board. Mr. Jehl will be eligible to receive the severance pay and benefits provided under Section 4(c) of the Jehl Employment Agreement. Mr. Jehl will also be eligible to receive (i) accelerated vesting of the currently unvested 210,084 restricted stock units granted on March 22, 2024, in accordance with the terms of the equity award agreement, (ii) accelerated vesting of the unvested 109,809 time-based restricted stock units that would have vested had Mr. Jehl’s employment with the Company continued through October 31, 2025, and (iii) reimbursement of up to $10,000 in attorneys’ fees in connection with entering into the Transition Services Agreement.

Separation Arrangement with Mr. Jezek

Mr. Jezek terminated employment as our Chief Executive Officer and resigned from our Board on March 22, 2024. In connection with his departure from the Company on March 22, 2024, the Company and Mr. Jezek entered into a Separation Agreement and Release, providing for the following: (i) an amount equal to Mr. Jezek’s base salary for eighteen (18) months ($825,000) and (ii) payment of the monthly employer portion of the COBRA premium until the earlier of the end of the eighteen month period following March 22, 2024, the expiration of his coverage under COBRA, or the date when he becomes eligible for substantially equivalent health insurance in connection with new employment ($22,320). Mr. Jezek executed a release of claims in favor of the Company to be eligible to receive the foregoing, with amounts paid in substantially equal installments over twelve (12) months commencing within sixty (60) days following March 22, 2024, subject to Mr. Jezek’s continued compliance with certain restrictive covenant provisions. Mr. Jezek also received the following as payments in lieu of notice under his employment agreement (i) continuation of base salary for thirty (30) days ($45,833), (ii) earned sales commissions for non-sales employees that would have been paid within thirty (30) days of his termination of employment ($6,589) and (iii) continued vesting of his initial equity award (as described in his employment agreement), for the thirty- (30) day period following March 22, 2024 ($94,534).

CEO Pay Ratio

We are providing this pay ratio disclosure in accordance with Item 402(u) of Regulation S-K promulgated under the Exchange Act. The pay ratio disclosed below is a reasonable estimate derived from our internal records using the methodology described below. This information may not be comparable to the ratio that any other company reports because other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

In connection with determining our “median employee” for purposes of calculating our pay ratio for the year ended December 31, 2024, we considered only those employees that we employed as of December 31, 2024, excluding the CEO. We selected annual total compensation paid during the year ended December 31, 2024 as our consistently applied compensation measure which included salaries, commissions, bonuses, and long-term incentive compensation. We annualized pay for permanent employees who commenced work during the year ended December 31, 2024. As the exact median employee compensation value fell between two employees whose annual total compensation differed by approximately $186, we selected the individual with the longest tenure.

Mr. Jehl’s 2024 annual total compensation was $5,071,681, and Mr. Jezek’s 2024 annual total compensation was $1,078,569, in each case as reflected in the Summary Compensation Table. The 2024 annual total compensation for the median employee, calculated in the same manner, was $169,978. Therefore, the ratio of the aggregate CEO pay to our median employee’s pay as determined under applicable SEC rules is 36 to 1.

46

Executive Compensation

Pay vs. Performance
The following table sets forth information regarding the Company’s performance and the “compensation actually paid” to our NEOs, as calculated in accordance with SEC disclosure rules:

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR JOHN J. FLYNN (1)		SUMMARY COMPENSATION TABLE TOTAL FOR KEITH A. JEZEK (1)	SUMMARY COMPENSATION TABLE TOTAL FOR CHARLES D. JEHL (1)		COMPENSATION ACTUALLY PAID TO JOHN J. FLYNN (1)		COMPENSATION ACTUALLY PAID TO KEITH A. JEZEK (1)(2)		COMPENSATION ACTUALLY PAID TO CHARLES D. JEHL (1)(2)		AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS (3)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS (2)(3)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME (IN THOUSANDS)	ADJUSTED EBITDA (IN THOUSANDS) (6)
														TOTAL SHAREHOLDER RETURN (4)	2024 PEER GROUP TOTAL SHAREHOLDER RETURN (4)(5)
2024	$	N/A	$1,078,569		$5,071,681	$	N/A		$(7,126,751)		$2,782,181	$737,515	$531,125	$43.42	$100.26	$(135,010)	$(42,937)
2023	$	N/A	$5,957,265	$	N/A	$	N/A		$6,215,126	$	N/A	$1,138,720	$1,368,452	$61.89	$70.27	$22,070	$50,170
2022		$2,390,833	$6,651,233	$	N/A		$398,800		$6,106,733	$	N/A	$1,923,448	$614,385	$49.09	$63.25	$66,620	$105,736
2021		$2,299,501	N/A	$	N/A		$1,505,717	$	N/A	$	N/A	$4,525,451	$2,835,971	$163.49	$113.99	$146,082	$154,990
2020		$4,398,024	N/A	$	N/A		$4,658,825	$	N/A	$	N/A	$2,763,603	$2,930,602	$254.25	$90.09	$(90,716)	$69,526

(1)
Charles D. Jehl served as the Company’s interim CEO beginning March 22, 2024 and as the Company’s CEO on a permanent, non-interim
basis from September 11, 2024 until March 31, 2025. The PEO prior to Mr. Jehl was Keith A. Jezek, who served as the Company’s CEO from October 7, 2022 until March 22, 2024. The PEO prior to Mr. Jezek was John J. Flynn, who served as the Company’s CEO until October 6, 2022.

(2)
Compensation actually paid to the current PEO and the prior PEO and average compensation actually paid to the non-PEO
NEOs represent the Summary Compensation Table totals adjusted for the following items:

	2024
ADJUSTMENTS TO SUMMARY COMPENSATION TABLE TOTALS TO DETERMINE COMPENSATION ACTUALLY PAID	KEITH A. JEZEK (PRIOR PEO)	CHARLES D. JEHL (CURRENT PEO)	AVERAGE FOR NON- PEO NEOS
Summary Compensation Table Amount	$1,078,569	$5,071,681	$737,515
Adjustments:
Increase/(Decrease) for amounts reported under the Stock Awards Column in the Summary Compensation Table	$0	$(3,780,756)	$(274,848)
Increase/(Decrease) for fair value at year-end of awards granted during year that remain unvested as of year-end	$0	$3,374,440	$276,971
Increase/(Decrease) for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	$0	$(1,396,493)	$(155,450)
Increase/(Decrease) for change in fair value from prior year-end to vesting date of awards granted prior to year that vested during year	$(224,164)	$(486,691)	$(53,063)
Increase/(Decrease) for fair value at prior year-end of awards granted in prior years that failed to meet applicable vesting conditions during year	$(7,981,156)	$0	$0

Compensation Actually Paid Amount	$(7,126,751)	$2,782,181	$531,125

(3)
The
non-PEO
NEOs were (a) in 2020 and 2021, Charles D. Jehl and Ross M. Jessup (b) in 2022, Charles D. Jehl, Cecilia Camarillo, Matthew R. Roe, Matthew S. Stark, and Ross M. Jessup, (c) in 2023, Charles D. Jehl, Thinh Nguyen, Matthew R. Roe, and Matthew S. Stark; and (d) in 2024, Sarah Lackey, Matthew R. Roe, and Matthew Stark.

(4)	Total Stockholder Return and Peer Group Total Stockholder Return assume $100 invested on June 10, 2020, the day the Company became a public company as a result of the Business Combination.
(5)
For purposes of this disclosure, our peer group in 2024 consisted of nine companies, including Green Dot Corporation, Jack Henry & Associates, Inc., LendingClub Corporation, Pagaya Technologies Ltd., Paymentus Holdings, Inc., Q2 Holdings, Inc., Repay Holdings Corporation, SoFi Technologies, Inc. and Upstart Holdings, Inc. (the “2024 Peer Group”). The 2024 Peer Group is consistent with the peer group used in Item 5 of our Annual Report on Form
10-K
for the year ended December 31, 2022, our Annual Report on Form
10-K
for the year ended December 31, 2023, and our Annual Report on Form
10-K
for the year ended December 31, 2024.

(6)
Adjusted EBITDA is the measure we believe represents the most important financial performance metric not otherwise presented in the table above that we use to link Compensation Actually Paid to our NEOs to our Company’s performance.

2025 Proxy Statement	47

Executive Compensation

Relationship between Pay and Performance
Below are graphs showing the relationship of Compensation Actually Paid to the PEO and the average Compensation Actually Paid to the non-PEO
NEOs in 2024, 2023, 2022, 2021 and 2020 to (1) the TSR of each of the Company and the 2024 Peer Group, (2) our net income and (3) adjusted EBITDA.

48

Executive Compensation

Listed below are the financial and
non-financial
performance measures which in our assessment represent the most important financial performance measures we use to link Compensation Actually Paid to our NEOs, for 2024, to company performance:

MEASURE	NATURE	EXPLANATION

Adjusted EBITDA	Financial measure	Non-GAAP financial measure defined as GAAP net income excluding interest expense, income taxes, depreciation and amortization expense, and share-based compensation expense.

Certified Loans	Non-financial measure	The number of certified loans generated by the Company in 2024.

Total Revenue	Financial measure	Total revenue in 2024.

Cash EBITDA	Financial measure
Non-GAAP
financial measured defined as net income,
plus
(i) interest expense, (ii) taxes and tax receivable agreement payments, (iii) depreciation and amortization expense, (iv) cash collections related to revenue, (v) any net asset writedowns related to revenue, and
(vi) non-operational
exceptional expenses;
minus
(1) interest income, (2) revenue, (3) any net asset markups related to revenue, and
(4) non-operational
exceptional income.

2025 Proxy Statement	49

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth information known to the Company regarding the beneficial ownership of Company common stock as of March 27, 2025 by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;

•	each of the Company’s named executive officers and directors; and

•	all executive officers and directors of the Company as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and contingent restricted stock units that are currently exercisable or exercisable within 60 days. Company stock issuable upon exercise of options and contingent restricted stock units currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.
The beneficial ownership of Company common stock is based on 119,782,899 shares of Company common stock outstanding as of March 27, 2025.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Company common stock beneficially owned by them.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	SHARES OF COMMON STOCK	PERCENT OF COMMON STOCK OUTSTANDING%

Greater than 5% Stockholders:

Wasatch Advisors LP (2)	16,736,229	14.0%

T. Rowe Price Associates, Inc. (3)	12,071,147	9.8%

The Vanguard Group (4)	9,474,464	7.9%

Bregal Sagemount I, LP (5)	7,564,566	6.3%

Nebula Holdings, LLC (6)	7,545,144	6.3%

BlackRock, Inc. (7)	7,333,212	6.1%

Working Capital Advisors (UK) Ltd. (8)	7,088,535	5.9%

Named Executive Officers and Directors:

Blair J. Greenberg (5)	7,564,566	6.3%

Gene Yoon (5)	7,564,566	6.3%

Thomas K. Hegge (6)	7,545,462	6.3%

Adam H. Clammer (6)	7,545,144	6.3%

Keith A. Jezek (9)	412,427	*

Charles D. Jehl (10)	389,903	*

Matthew R. Roe	154,051	*

Sarah Lackey	85,535	*

Jessica Buss (11)	72,564	*

Matthew S. Stark	59,425	*

Eric A. Feldstein (12)	46,156	*

Shubhi Rao (13)	41,806	*

All current directors and executive officers as a group (12 persons)	15,873,933	13.2%

50

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of these stockholders is c/o Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, TX 78746.
(2)
Based exclusively on a Schedule 13G/A filed by Wasatch Advisors LP on February 12, 2025. The filer claimed sole power to vote or direct the vote of 12,580,680 shares and sole power to dispose or direct the disposition of 16,736,229 shares. Wasatch Advisors LP’s address is 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84108.

(3)
Based exclusively on a Schedule 13G/A filed by T. Rowe Price Associates, Inc. on November 7, 2024. T. Rowe Price Associates, Inc. claimed sole power to vote or direct the vote of 12,016,452 shares and sole power to dispose or direct the disposition of 12,069,977 shares; and T. Rowe Price
Mid-Cap
Value Fund, Inc. claimed an interest in 6,811,738 shares. T. Rowe Price Associates, Inc.’s address is 100 E. Pratt Street, Baltimore, MD 21202.

(4)
Based exclusively on a Schedule 13G/A filed by The Vanguard Group on February 13, 2024. The filer claimed shared power to vote or direct the vote of 172,516 shares, sole power to dispose or direct the disposition of 9,210,328 shares, and shared power to dispose or direct the disposition of 264,136 shares. The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Bregal Sagemount I, L.P., is the record holder of 7,564,566 shares. Gene Yoon is the Managing Partner, and Blair Greenberg is a Partner, of Bregal Investments, Inc., which is the registered investment advisor of Bregal Sagemount I, L.P. As such, they may be deemed to have or share beneficial ownership of the common stock held directly by Bregal Sagemount I, L.P. and Bregal Investments, Inc. The business address of Bregal Sagemount I, L.P. is Second Floor, Windward House, La Route De La Liberation, St. Helier, Jersey, Y9, JE2 BQ, Channel Islands. The business address of Bregal Investments, Inc. is 277 Park Avenue, 29 th
Floor New York, NY 10172.

(6)
Nebula Holdings, LLC is the record holder of 7,545,144 shares reported herein. True Wind Capital, L.P. is the managing member of Nebula Holdings, LLC. Mr. Clammer is a managing member, and Mr. Hegge is a director, of True Wind Capital GP, LLC, the General Partner of True Wind Capital, L.P. As such, they may be deemed to have or share beneficial ownership of the common stock held directly by Nebula Holdings, LLC. Mr. Clammer and Mr. Hegge disclaim any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of Nebula Holdings, LLC is Four Embarcadero Center, Suite 2100, San Francisco, CA 94111.

(7)
Based exclusively on a Schedule 13G/A filed by BlackRock, Inc. on January 29, 2024. The filer claimed sole power to vote or direct the vote of 7,220,743 shares and sole power to dispose or direct the disposition of 7,333,212 shares. BlackRock, Inc.’s address is 50 Hudson Yards, New York, NY 10001.

(8)
Based exclusively on a Schedule 13G/A filed by Working Capital Advisors (UK) Ltd., Working Capital Management Pte. Ltd., and Kenneth Chan on February 13, 2024. Working Capital Advisors (UK) Ltd. claimed shared power to vote or direct the vote of 7,088,535 shares and shared power to dispose or direct the disposition of 7,088,535 shares,
Working
Capital Management Pte. Ltd. claimed shared power to vote or direct the vote of 7,088,535 shares and shared power to dispose or direct the disposition of 7,088,535 shares, and Kenneth Chan claimed shared power to vote or direct the vote of 7,088,535 shares and shared power to dispose or direct the disposition of 7,088,535 shares. Working Capital Advisors (UK) Ltd.’s address is Queripel House, Unit 2, 1 Duke of York Square, London SW3 4LY, United Kingdom.

(9)	Keith A. Jezek terminated employment as our Chief Executive Officer and resigned as a member of our board effective March 22, 2024.
(10)	Includes 42,155 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 27, 2025.
(11)	Includes 39,093 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 27, 2025.
(12)	Includes 23,455 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 27, 2025.
(13)	Includes 23,455 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 27, 2025.

2025 Proxy Statement	51

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth information as of December 31, 2024 about the securities authorized for issuance under our equity compensation plan, which consists solely of the 2020 Plan. The Company’s stockholders previously approved the 2020 Plan. The Company has no other equity compensation plans that have not been approved by stockholders.

	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS (a)		WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (b)		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE (EXCLUDING SECURITIES REFLECTED IN COLUMN (a))(c)

Equity compensation plans approved by stockholders (1)	3,619,142	(1)	$33.56	(2)	24,421,694	(3)

Equity compensation plans not approved by stockholders	—		—		—

Total	3,619,142		$33.56		24,421,694

(1)
Represents the number of underlying shares of common stock associated with outstanding options and RSUs, which includes 122,965 options, 2,798,939 time-based RSUs, and 697,238 performance-based RSUs (at target level of performance), respectively, granted under the 2020 Plan.

(2)
Represents weighted-average exercise price of options outstanding under the 2020 Plan. See note (1) above with respect to RSUs granted under the 2020 Plan. The weighted-average exercise price does not take the RSUs into account.

(3)
Consists of the Company’s 2020 Plan. The number of shares reserved for issuance under our 2020 Plan automatically increases on the first day of each fiscal year beginning with the year ended December 31, 2021 by a number equal to four percent of the shares of common stock outstanding on the final day of the prior calendar year.

52

Certain Relationships and Related Person Transactions
Related Person Transactions
The following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:

•	Open Lending has been or is to be a participant;

•	the amount involved exceeded or exceeds $120,000; and

•
any of Open Lending’s directors, executive officers, or holders of more than 5% of Open Lending’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Agreements with Stockholders
Investor Rights Agreement
In connection with the closing of Nebula Acquisition Corporation’s merger with Open Lending, LLC (the “Business Combination”), Open Lending entered into an investor rights agreement with the NAC Investors and Company Investors, as defined in schedule 1 to the investor rights agreement.
Agreement with Bregal Sagemount I, L.P.
Bregal Sagemount I, L.P. is the beneficial owner of units in Open Lending. Bregal Investments, Inc. is the investment advisor to Bregal Sagemount I, L.P. Mr. Yoon is a Managing Partner and Mr. Greenberg is a Partner at Bregal Investments, Inc. and both serve on Open Lending’s board of directors on behalf of Bregal Sagemount I, L.P. Pursuant to a Class B Unit Incentive Plan agreement. Bregal Investments, Inc. received 40,000 profit interest units in 2019.
Advisory and Consulting Services Agreement with Mr. Flynn
On January 17, 2025, we entered into an advisory and consulting services agreement (as amended, the “Advisory and Consulting Services Agreement”) with Mr. Flynn, a former member of our board, pursuant to which Mr. Flynn will provide consulting services to the Company as an independent contractor.
The Advisory and Consulting Services Agreement provides that the term of Mr. Flynn’s services as consultant will commence as of January 17, 2025 and end on December 31, 2025. During the term, Mr. Flynn will provide consulting services to the Company as mutually agreed by the Board, Mr. Jehl, and Mr. Flynn. In consideration for the transition services, the Advisory and Consulting Services Agreement provides that Mr. Flynn will receive a monthly consulting fee of (a) during each of January 2025 and February 2025, $45,833, (b) during March 2025, $100,000, and (c) during each of the months from April 2025 through December 2025, $39,814, in each case for any month during which Mr. Flynn provides consulting services to the Company.
In addition, the Advisory and Consulting Services Agreement provides that Mr. Flynn will use his best efforts to market LPP to prospective customers of the Company. Mr. Flynn will receive fees equal to 10% of LPP program fees paid by each customer that Mr. Flynn successfully brings to the Company during the first 48 months following such customer’s first certified loan. In 2025, any such fees earned by Mr. Flynn will be offset by his consulting fees. Mr. Flynn will also continue to participate at no cost in the Company’s healthcare plan through the end of the term while the Advisory and Consulting Services Agreement is effective.
Director Relationships
Certain of our directors serve on Open Lending’s board of directors as representatives of entities which beneficially hold 5% or more of Open Lending’s capital stock.

2025 Proxy Statement	53

Certain Relationships and Related Person Transactions

Policies for Approval of Related Person Transactions
Policies and Procedures for Related Person Transactions
Our audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between the Company and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The written charter of our audit committee provides that our audit committee shall review and approve in advance any related party transaction.
Review and Approval of Related Person Transactions
We have adopted a formal written policy for the review and approval of transactions with related persons. Such policy requires, among other things, that:

•	The audit committee shall review the material facts of all related person transactions.

•
In reviewing any related person transaction, the committee will take into account, among other factors that it deems appropriate, whether the related person transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

•
In connection with its review of any related person transaction, we shall provide the committee with all material information regarding such related person transaction, the interest of the related person and any potential disclosure obligations of ours in connection with such related person transaction.

•	If a related person transaction will be ongoing, the committee may establish guidelines for our management to follow in its ongoing dealings with the related person.
Insider Trading Policy and Policy Regarding Derivatives, Short Sales, Hedging or Pledging
The Company has insider trading policies and procedures that govern the purchase, sale and other disposition of its securities by directors, officers, and employees, as well as by the Company itself. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations and applicable listing standards. The Company’s Statement of Company Policy on Insider Trading and Disclosure is filed with our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024 as Exhibit 19.1, and the Company’s Special Trading Procedures for Insiders are filed with our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024 as Exhibit 19.2.
The board of directors annually reviews and approves the Company’s policy with regard to insider trading. The Company’s Special Trading Procedures for Insiders prohibits insiders from pledging shares on margin, trading derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time unless such transaction has been approved by the Audit Committee. The Company also prohibits engaging in short sales of the Company’s securities.

54

Other Matters

Stockholder Recommendations for Director Nominations for the 2026 Annual Meeting

Our amended and restated bylaws provide that, for nominations of persons for election to our board of directors or other proposals to be considered at the 2026 annual meeting of our stockholders, a stockholder must give written notice to our Chief Legal and Compliance Officer and Corporate Secretary at Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746, not later than the close of business on the 90th day, or February 20, 2026, nor earlier than the close of business on the 120th day, or January 21, 2026, prior to the one year anniversary of the preceding year’s annual meeting.

However, our amended and restated bylaws also provide that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in a proxy statement relating to the annual meeting and to serve as a director if elected and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 under the Exchange Act) and certain additional information.

The advance notice requirements for the 2026 annual meeting are as follows: a stockholder’s notice shall be timely if delivered to our Chief Legal and Compliance Officer and Corporate Secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days, or February 20, 2026, nor more than 120 days, or January 21, 2026, prior to the first anniversary of the date of the annual meeting for the preceding year, May 21, 2025. Our amended and restated bylaws specify the requirements as to form and content of all stockholders’ notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.

In addition to satisfying the provisions in our amended and restated bylaws relating to nominations of director candidates, including the deadline for written notice, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than March 22, 2026.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s 2026 Proxy Materials

In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our 2026 proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2026 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and we must receive such proposals no later than December 11, 2025. Such proposals must be delivered to our Chief Legal and Compliance Officer and Corporate Secretary at Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746.

2025 Proxy Statement	55

Other Matters

Solicitation of Proxies

We will pay the cost of solicitation of proxies. Our directors, officers and employees may solicit proxies personally, by telephone, via the internet or by mail without additional compensation for such activities. We also will request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send a Notice of Internet Availability of Proxy Materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

56

Important Notice Regarding Delivery of Stockholder Documents

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746, (512) 892-0400, Attention: Chief Legal and Compliance Officer and Corporate Secretary. The Company will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact our Chief Legal and Compliance Officer and Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you are receiving multiple copies of our annual reports, notice of internet availability and proxy statements, you may request householding in the future by contacting our Chief Legal and Compliance Officer and Corporate Secretary.

Other Business

The board of directors knows of no business to be brought before the Annual Meeting that is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

2025 Proxy Statement	57

Open Lending Corporation

For Stockholders of record as of March 27, 2025

Wednesday, May 21, 2025 10:00 AM, Central Time

Annual Meeting to be held live via the internet - please visit

www.proxydocs.com/LPRO for more details

YOUR VOTE IS IMPORTANT!

PLEASE VOTE BY: 10:00 AM, Central Time, May 21, 2025.

Internet:
www.proxypush.com/LPRO
• Cast your vote online
• Have your Proxy Card ready
• Follow the simple instructions to record your vote

Phone:
1-866-870-6982
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions

Mail:
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided

Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/LPRO

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jessica Buss and Matthew S. Stark (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Open Lending Corporation which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

The shares represented by this proxy will be voted as directed or, if no direction is given, shares will be voted identical to the Board of Directors recommendation. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Open Lending Corporation Annual Meeting of Stockholders

Please make your marks like this:  ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

PROPOSALS		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1. To elect two Class II directors for a three-year term
	FOR	WITHHOLD

1.01 Adam H. Clammer	☐	☐		FOR

1.02 Blair J. Greenberg	☐	☐		FOR

	FOR	AGAINST	ABSTAIN

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	☐	☐	☐	FOR

3. To hold a nonbinding advisory vote on the compensation of our named executive officers	☐	☐	☐	FOR

4. To transact any other business that may properly come before the meeting or any adjournment thereof.

You must register to attend the meeting online and/or participate at www.proxydocs.com/LPRO Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date